Exhibit 99.2

THE HERB CHAMBERS COMPANIES

COMBINED FINANCIAL STATEMENTS AND

COMBINING INFORMATION

AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2024 AND 2023

THE HERB CHAMBERS COMPANIES

CONTENTS

Independent Auditors’ Report	1-2

Financial Statements

Combined Balance Sheets	3-4
Combined Statements of Operations and Comprehensive Income	5
Combined Statements of Changes in Equity	6
Combined Statements of Cash Flows	7-8

Notes to Combined Financial Statements	9-37

Combining Information

Schedule I – Combining Balance Sheets – December 31, 2024	38-40
Schedule II – Combining Statements of Operations and Comprehensive Income for the year ended December 31, 2024	41-43
Schedule III – Combining Balance Sheets – December 31, 2023	44-46
Schedule IV – Combining Statements of Operations and Comprehensive Income for the year ended December 31, 2023	47-49

CBIZ CPAs P.C.

CityPlace I, 185 Asylum Street
25th Floor
Hartford, CT 06103

P: 860.760.0600

Independent Auditors’ Report

Mr. Herbert G. Chambers

The Herb Chambers Companies

We have audited the combined financial statements of The Herb Chambers Companies (the “Group”), which comprise the balance sheet as of December 31, 2024, and the related combined statements of operations and comprehensive income, changes in equity, and cash flows for the year then ended, and the related notes to the combined financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Group as of December 31, 2024, and the results of its operations and its cash flows for the fiscal year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Group and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Prior Period Financial Statements

The financial statements of the Group as of and for the year ended December 31, 2023, were audited by Federman, Lally & Remis LLC whose report dated April 15, 2024, expressed an unmodified opinion on those statements.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern for one year after the date that the financial statements are issued.

CBIZ.COM

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	exercise professional judgment and maintain professional skepticism throughout the audit.

•	identify and assess the risks of material misstatement of the combined financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements.

•	obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Group’s internal control. Accordingly, no such opinion is expressed.

•	evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•	conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying 2024 combining information included in the accompanying Schedules I through II is presented for purposes of additional analysis. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole. The 2023 combining information included in the accompanying schedules III and IV was subjected to the auditing procedures applied in the 2023 audit of the basic combined financial statements by Federman, Lally & Remis, LLC whose reported dated April 15, 2024 stated that the information was fairly stated in all material respects in relation to the 2023 financial statements taken as a whole.

Hartford, CT

April 9, 2025

THE HERB CHAMBERS COMPANIES

COMBINED BALANCE SHEETS

DECEMBER 31, 2024 AND 2023

	2024	2023
Assets

Current Assets
Cash	$80,752,620	$84,973,670
Investments	74,556,161	69,609,428
Accounts receivable, net of allowance for credit losses of $881,912 and $1,011,490 at December 31, 2024 and 2023, respectively	72,914,315	81,735,117
Inventories, net	472,466,687	413,437,261
Due from related parties	398,879	--
Prepaid taxes and expenses	2,052,238	1,477,173

Total Current Assets	703,140,900	651,232,649

Net Property and Equipment	21,680,505	21,601,811

Other Assets
Right of use assets, net	221,678,732	266,143,428
Due from owner	104,936,943	64,260,902
Goodwill	31,612,738	34,554,755
Investment in partnerships	1,151,174	1,086,223
Other assets	261,453	261,453

Total Other Assets	359,641,040	366,306,761

Total Assets	$1,084,462,445	$1,039,141,221

The accompanying notes are an integral part of these combined financial statements.

THE HERB CHAMBERS COMPANIES

COMBINED BALANCE SHEETS

DECEMBER 31, 2024 AND 2023

	2024	2023
Liabilities and Equity

Current Liabilities
Floorplan notes payable	$453,101,482	$403,802,001
Current portion of operating lease liabilities	40,207,812	39,434,405
Current portion of finance lease liability	433,122	404,611
Accounts payable and other accrued expenses	62,488,258	57,614,349
Income taxes payable	545,117	1,262,576

Total Current Liabilities	556,775,791	502,517,942

Long-Term Liabilities
Insurance loss fund	3,780,700	3,665,575
Operating lease liabilities, net of current portion	181,371,799	226,895,768
Finance lease liability, net of current portion	1,495,374	1,928,495

Total Long-Term Liabilities	186,647,873	232,489,838

Total Liabilities	743,423,664	735,007,780

Equity
Common stock	2,689,100	2,689,100
Additional paid-in capital	31,426,059	31,426,059
Retained earnings	282,356,061	248,391,427
Member's equity	24,236,020	21,318,729
Accumulated comprehensive income	331,541	308,126

Total Equity	341,038,781	304,133,441

Total Liabilities and Equity	$1,084,462,445	$1,039,141,221

The accompanying notes are an integral part of these combined financial statements.

THE HERB CHAMBERS COMPANIES

COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	2024	2023
Sales	$3,196,456,820	$3,086,882,991

Cost of Sales	2,646,281,546	2,505,323,817

Gross Profit	550,175,274	581,559,174

Operating Expenses	508,289,660	537,532,283

Income from Operations	41,885,614	44,026,891

Other Income (Expense)
Investment income, net	4,923,317	5,029,779
Gain on sale of franchise	13,204,798	--
Settlement expense	(11,841,143)	--
Other income, net	10,958,016	18,107,562

Total Other Income	17,244,988	23,137,341

Net Income	59,130,602	67,164,232

Other Comprehensive Income
Unrealized holding gain	23,415	540,140

Comprehensive Income	$59,154,017	$67,704,372

The accompanying notes are an integral part of these combined financial statements.

THE HERB CHAMBERS COMPANIES

COMBINED STATEMENTS OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	2024	2023
Common Stock, beginning of year	$2,689,100	$2,689,100
Common Stock, end of year	$2,689,100	$2,689,100

Additional Paid-in Capital, beginning of year	$31,426,059	$31,426,059
Additional Paid-in Capital, end of year	$31,426,059	$31,426,059

Retained Earnings, beginning of year	$248,391,427	$230,456,031
Net income	56,133,311	64,196,874
Distributions to stockholder	(22,168,677)	(46,261,478)

Retained Earnings, end of year	$282,356,061	$248,391,427

Member's Equity, beginning of year	$21,318,729	$12,791,371
Net income	2,997,291	2,967,358
Member's capital contribution	--	5,560,000
Distributions to member	(80,000)	--

Member's Equity, end of year	$24,236,020	$21,318,729

Accumulated Other Comprehensive Income (Loss),
beginning of year	$308,126	$(232,014)
Unrealized holding gain	23,415	540,140

Accumulated Other Comprehensive Income, end of year	$331,541	$308,126

Total Equity, beginning of year	$304,133,441	$277,130,547
Unrealized holding gain	23,415	540,140
Member's capital contribution	--	5,560,000
Distributions to stockholder and member	(22,248,677)	(46,261,478)
Net income	59,130,602	67,164,232

Total Equity, end of year	$341,038,781	$304,133,441

The accompanying notes are an integral part of these combined financial statements.

THE HERB CHAMBERS COMPANIES

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	2024	2023
Cash Flows from Operating Activities
Net income	$59,130,602	$67,164,232
Adjustments to reconcile net income to net cash used by operations:
Depreciation expense	8,326,722	7,328,638
Amortization of right of use assets	37,807,658	36,944,643
Allowance for credit losses (recovery)	(129,578)	564,159
Provision for chargebacks	417,000	2,197,000
(Gain) loss on disposal of property and equipment, net	(9,342)	498
Gain on sale of franchise	(13,204,798)	--
Investment income, net	(4,923,317)	(5,029,779)
Changes in operating assets and liabilities:
Accounts receivable	8,950,380	(22,792,072)
Inventories	(62,110,886)	(138,983,979)
Due from related parties	(398,879)	--
Prepaid taxes and expenses	(575,065)	(929,947)
Accounts payable and other accrued expenses	4,455,462	2,228,602
Income taxes payable	(717,459)	(2,376,581)
Repayments on operating lease liabilities	(38,093,524)	(37,208,245)
Insurance loss fund	115,125	(565,141)

Net Cash Used in by Operating Activities	(959,899)	(91,457,972)

Cash Flows from Investing Activities
Purchases of property and equipment	(4,486,651)	(8,849,238)
Proceeds from sales of property and equipment	9,342	--
Increase in investment in partnerships	(64,951)	(62,774)

Net Cash Used in Investing Activities	(4,542,260)	(8,912,012)

The accompanying notes are an integral part of these combined financial statements.

THE HERB CHAMBERS COMPANIES

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	2024	2023
Cash Flows from Financing Activities
Net advances on floorplan notes payable	49,299,481	143,403,436
Net repayments on due to/from owner	(25,365,085)	(23,359,181)
Repayments on finance lease liability	(404,610)	(325,377)
Member's capital contributions	--	5,560,000
Distributions paid to stockholder and member	(22,248,677)	(46,261,478)

Net Cash Provided by Financing Activities	1,281,109	79,017,400

Net Decrease in Cash	(4,221,050)	(21,352,584)

Cash, Beginning of year	84,973,670	106,326,254

Cash, End of year	$80,752,620	$84,973,670

Supplementary Disclosures (Note 12)

The accompanying notes are an integral part of these combined financial statements.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Summary of Significant Accounting Policies

Business Operations And Principles of Combination

The Herb Chambers Companies’ (the Group) combined operations consist of sales of new and used vehicles, finance, warranty and insurance products, service, collision repairs, and parts in the New England area. The Group’s trade receivables are due primarily from retail customers. In addition, the majority of the vehicle and contract receivables are due from manufacturers’ financing subsidiaries and financial institutions relating to sales of new and used vehicles with the balance due from various wholesale customers. The Group purchases vehicles, parts and supplies from the manufacturers and participates in incentive programs. These transactions result in both a receivable from and payable to the manufacturers.

The Group includes Jennings Road Management Corp. (JRM), established to provide management, insurance, and other related services to the Herb Chambers automobile dealerships and other entities owned by Herbert G. Chambers. The Group also includes HGC Holdings, LLC, established to hold investments and provide liquidity financing to the Herb Chambers dealerships.

The combined financial statements of the Group are prepared in conformity with accounting principles generally accepted in the U.S. (GAAP) and all the intercompany balances and transactions have been eliminated in the combined statements. These entities are owned by Herbert G. Chambers. These entities include:

Entity	Authorized Dealer
Herb Chambers Route 1, Inc.	Lexus
Herb Chambers I-93, Inc.	Mercedes-Benz, AMG and Commercial Vans
Herb Chambers Commonwealth Avenue, Inc.	Porsche
Silver Star, Inc.	Mercedes-Benz, AMG and Commercial Vans
Herb Chambers 1172, Inc.	BMW and Mini
Herb Chambers Cambridge Street, Inc.	Audi
Herb Chambers Cadillac, Inc.	Cadillac, Maserati and Alfa Romeo
Herb Chambers 1186, Inc.	Honda
Herb Chambers 128, Inc.	Honda
Herb Chambers 44, Inc.	Honda
Herb Chambers Route 9, Inc.	Honda
Herb Chambers of Brookline, Inc.	Audi
Herb Chambers I-95, Inc.	Chrysler, Jeep, Dodge, Ram and Fiat
Herb Chambers of Millbury, Inc.	Chrysler, Jeep, Dodge, Ram and Fiat
Herb Chambers of Auburn, Inc.	Toyota, Hyundai and Genesis
Herb Chambers 1168, Inc.	Toyota

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Summary of Significant Accounting Policies (Continued)

Business Operations And Principles of Combination (Continued)

Entity	Authorized Dealer
Dave Dinger Ford, Inc.	Ford
Herb Chambers of Westborough, Inc.	Ford
Herb Chambers of Andover Street, Inc.	Chevrolet
Herb Chambers Boston Post Road, Inc.	BMW
Herb Chambers of Wayland, Inc.	Bentley, Rolls Royce, Lamborghini, Alfa Romeo and Maserati
Herb Chambers of Natick, Inc.	Mercedes-Benz, Commercial Vans and AMG
Herb Chambers of Sudbury, Inc.	Land Rover
Herb Chambers 75 Otis Street, Inc.	Infiniti
Herb Chambers of Burlington, Inc.	Kia
Herb Chambers 22 Brighton Ave, Inc.	Vespa & Genuine Scooters
Herb Chambers 1188, Inc.	Land Rover and Jaguar
Herb Chambers of Millbury II, Inc.	Alfa Romeo and Maserati
Herb Chambers 395 Broadway, Inc.	Cadillac
Herb Chambers Boston Turnpike, Inc.	Volvo
Herb Chambers of Norwood, Inc.	Lincoln
Herb Chambers 62 Cambridge, Inc.	Porsche
Jennings Road Management Corp.	Corporate management, insurance and other related services
HGC Holdings, LLC	Liquidity financing and investing

Effective April 1, 2023, Herb Chambers of Sudbury, Inc. relinquished its Jaguar franchise to the manufacturer for financial considerations and additional Land Rover inventory. Herb Chambers of Sudbury, Inc. remains an authorized Jaguar service center and the ability to sell certified pre-owned Jaguar inventory. In December 2024, the Group sold one of its Honda franchises and assets related to the operations of Herb Chambers Route 9, Inc.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Summary of Significant Accounting Policies (Continued)

Revenue Recognition

The Group recognizes revenue in accordance with Accounting Standards Codification (ASC) Topic 606, “Revenue from Contracts with Customers”, which provides a five-step model for recognizing revenue with customers as follows:

1.	Identify the contract with a customer
2.	Identify the performance obligations in the contract(s)
3.	Determine the transaction price
4.	Allocate the transaction price to the performance obligations in the contract
5.	Recognize revenue when or as performance obligations are satisfied

In the following table of sales, cost of sales and gross profit are disaggregated by major lines of goods and services.

	2024	2023
Sales
New vehicle	$1,678,511,813	$1,610,418,509
Used vehicle - retail	784,756,025	769,048,623
Used vehicle - wholesale	168,231,489	160,636,732
Service, parts and body	441,738,139	425,192,495
Finance and insurance	123,219,354	121,586,632

Total sales	$3,196,456,820	$3,086,882,991

Cost of Sales
New vehicle	1,519,490,528	1,416,719,978
Used vehicle - retail	714,010,913	693,272,613
Used vehicle - wholesale	168,192,220	159,707,887
Service, parts and body	244,587,885	235,623,339

Total cost of sales	$2,646,281,546	$2,505,323,817

Gross Profit
New vehicle	159,021,285	193,698,531
Used vehicle - retail	70,745,112	75,776,010
Used vehicle - wholesale	39,269	928,845
Service, parts and body	197,150,254	189,569,156
Finance and insurance	123,219,354	121,586,632

Total gross profit	$550,175,274	$581,559,174

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Summary of Significant Accounting Policies (Continued)

Revenue Recognition (Continued)

The following describes the major product lines, which represent the disaggregation of revenue to transactions that are similar in nature, amount, timing, uncertainties and economic factors.

New Retail Vehicle and Used Retail Vehicle Sales - Revenue from the retail sale of a vehicle is recognized at a point in time, as all performance obligations are satisfied when a contract is signed by the customer, financing has been arranged or collectability is probable and the control of the vehicle is transferred to the customer. The transaction price for a retail vehicle sale is specified in the contract with the customer and includes all cash and non-cash consideration. In a retail vehicle sale, customers often trade in their current vehicle. The trade-in is measured at its stand-alone selling price in the contract, utilizing various third-party pricing sources. There are no other non-cash forms of consideration related to retail sales. All vehicle rebates are applied to the vehicle purchase price at the time of the sale and are therefore incorporated into the price of the contract at the time of the exchange.

Used Vehicle Wholesale Sales - When the Group uses a third-party auction to facilitate the sale of used vehicles, the Group has determined that the auction acts as an agent under the agreement. Therefore, the Group recognizes revenues and cost of sales on a gross basis upon delivery of the vehicle to the customer, which is the point at which transfer of control occurs and when the performance obligation is satisfied. The transaction price for wholesale vehicle sales is established by the winning bid under the auction process and is generally settled within 7 days of the satisfaction of the performance obligation.

Service, Body and Parts Sales - Revenue from service, body and parts sales is recognized upon the transfer of control of the parts or service to the customer. The Group allows for customer returns on sales of certain parts inventory up to 7 days after the sale and are subject to a 20% handling charge.

Finance and Insurance Sales, net - Revenue from finance and insurance sales is recognized, net of estimated charge-backs, at the time of the sale of the related vehicle. As a part of the vehicle sale, we seek to arrange financing for customers and sell a variety of add-ons, such as extended warranty service contracts. These products are inherently attached to the governing vehicle and performance of the obligation cannot be performed without the underlying sale of the vehicle. The Group acts as an agent in the sale of these contracts as the pricing is set by the third-party provider, and our commission is preset. A portion of the transaction price related to sales of finance and insurance contracts is considered variable consideration and is estimated and recognized upon the sale of the contract under the standard.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Summary of Significant Accounting Policies (Continued)

Revenue recognition (Continued)

The Group may be charged back in the future for commissions received on F&I contracts in the event of early termination by the customer. A reserve for future amounts estimated to be charged back, representing variable consideration, is recorded as a reduction to finance and insurance, net in the combined statements of operations. The reserve is estimated based on the Group’s historical chargeback results and the termination provisions of the applicable contracts, and was $8,387,000 and $7,629,000 at December 31, 2024 and 2023, respectively and is recorded in accounts payable and other accrued expenses in the accompanying combined balance sheets.

Other Income, net - Other income includes third party service contracts for which the Group receives a commission, documentation fees for processing paperwork as well as revenue from manufacturer programs that are recorded in the period earned. Provisions for rebates to customers, estimated allowances, and other adjustments are provided for in the same period the related sales are recorded.

Concentration of credit risk

Financial instruments that potentially subject the Group to concentration of credit risk consist primarily of cash and accounts receivable. The Group maintains its cash in bank deposits at financial institutions with high credit standing. The balances, at times, may exceed federally insured limits. Accounts receivables are typically short-term, and all probable credit losses have been considered in the establishment of the allowance for credit losses. Periodically, the Group reviews accounts receivable and adjusts the allowance based on current circumstances and charges off uncollectible receivables when all attempts to collect have failed. The Group typically does not charge interest on past due receivables. The Group has recorded an allowance associated with the various receivables (see Note 4).

Investments

The Group has investments classified as available-for-sale. Available-for-sale investments are those which the Group may decide to sell if needed for liquidity, asset liability management, or other reasons. Available-for-sale securities are reported at fair value, with unrealized gains or losses included as a separate component of equity and net income and comprehensive income.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Summary of Significant Accounting Policies (Continued)

Inventories

New vehicles are stated at a specific cost determined by the last-in first-out (LIFO) method of valuation. Used vehicles are valued at the lower of cost or net realize value. Net realizable value is considered to be the lower of wholesale “as is” value, determined by the current used vehicle guidebook, less estimated recondition cost, or the estimated current wholesale market value of the unit as determined by management on specific unit basis. Loaner and rental vehicles and the related liability are recorded at cost at the time the vehicles are placed in service. The Group receives loaner assistance money from the manufacturer which is applied against recorded cost and the Group makes market value adjustments to these vehicles. Parts and accessories are generally stated at the current manufactures’ catalog prices, which approximate cost determined on the first-in, first out or specific identification basis.

Property And Equipment

Property and equipment is stated at cost, or fair value for assets acquired in a business combination, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expenses in the period incurred. Depreciation is provided primarily by use of straight-line methods over the estimated useful lives of the assets, which range from five to thirty-nine years. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvement. When property and equipment are retired or otherwise disposed of, the appropriate accounts are relieved of cost and accumulated depreciation, and any resulting gain or loss is recognized.

The Group reviews the carrying value of property and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, as well as the effects of obsolescence, demand, competition, and other economic factors. No impairment losses were recognized for the years ended December 31, 2024 and 2023.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Summary of Significant Accounting Policies (Continued)

Goodwill

Goodwill results from business acquisitions and represents the excess of the purchase price over the fair value of acquired assets and assumed liabilities. In accordance with GAAP, goodwill is not amortized. Goodwill is assessed at least annually for impairment, and any such impairment will be recognized in the period it is identified. Factors considered by the Group in performing this review, include current operating income, trends, fair value of reporting units, and other economic factors.

For the years ended December 31, 2024 and 2023, the Group had positive equity and the Group elected to perform a qualitative assessment to determine if it was more likely than not that the fair value of the reporting unit exceeded its carrying value, including goodwill. The qualitative assessment indicated that it was more likely than not that the fair value of the reporting unit exceeded its carrying value, resulting in no impairment for the operations. In relation to the sale of Herb Chambers Route 9, Inc., the Group recorded an impairment loss during the year ended December 31, 2024 for the remaining goodwill of $2,942,017, included in gain from sale of franchise in the accompanying combined statements of operations and comprehensive income.

Insurance Program

The Group administers self-insured programs for the workers’ compensation and property and casualty insurance coverage for the dealerships owned by Herbert G. Chambers. As part of these programs, the Group collects from the dealerships base premiums and loss payments. The payment of claims is administered by third party service providers. Since the Group is not an insurance company, it accounts for these payments, net of related premiums and insurance claims paid, on the combined balance sheets as an insurance loss fund liability (see Note 10).

Comprehensive Income

Comprehensive income consists of net income and other gains and losses affecting equity that, under GAAP, are excluded from net income. For the Group, such items consist of unrealized gains and losses on marketable fixed income securities classified as available-for-sale.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Summary of Significant Accounting Policies (Continued)

Advertising

The Group expenses advertising costs as incurred. The Group receives advertising assistance from the manufacturers, which is treated as a reduction of advertising expenses. Advertising costs for the years ended December 31, 2024 and 2023, net of assistance, were approximately $19,541,000 and $14,300,000, respectively.

Income Taxes

The owner has elected, for federal income tax purposes, to have the underlying companies taxed as small business corporations (S Corporations) and a limited liability company (LLC) treated as a partnership. These elections provide for the net income or loss of the entities to be reported on the owner’s personal federal and state income tax returns.

The Group follows guidance issued by the Financial Accounting Standards Board (FASB) with respect to accounting for uncertainty in income taxes. A tax position is recognized as a benefit only if it is more likely than not that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the more-likely-than-not test, no tax benefit is recorded.

Due to its pass-through status, the Group is not subject to U.S. federal income tax. The Group does not have any unrecognized tax benefits and does not expect that to significantly change in the next 12 months.

Under the Massachusetts corporate tax reform provisions, unitary combining reporting is required for multi-state corporations. Under the definitions, the Group and other related party entities are considered a unitary business, under common ownership and part of a combined group for purposes of filing a combined tax return in Massachusetts. In September 2021, Massachusetts legislature enacted an elective pass-through entity excise tax. Under the legislation, for tax years beginning on or after January 1, 2021, entities taxed as “S” corporations and partnerships may elect annually to be subject to the pass-through entity excise at a rate of 5%. No provision is made for deferred state income tax in these combined financial statements due to its immateriality.

Herb Chambers Cadillac, Inc. is a Rhode Island entity and pays no state tax on its income and receives no benefit from its losses, if any, in accordance with the current state tax laws. In lieu of State of Rhode Island corporate income taxes, the owner is taxed on this entity’s taxable income. JRM also has Rhode Island return filing requirements, and in lieu of corporate income tax, the owner is taxed on this entity’s taxable income.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Summary of Significant Accounting Policies (Continued)

Income Taxes (Continued)

JRM and HGC Holdings, LLC are Connecticut entities and pay no state tax on income and receive no benefit from losses, if any, in that state, in accordance with current state tax laws. In lieu of State of Connecticut income taxes, the Group’s owner is taxed on the Group’s taxable income. During the years ended December 31, 2024 and 2023, state temporary differences were immaterial and, accordingly, no deferred state tax provision for income taxes is reflected in the accompanying combined financial statements.

JRM and all other entities included in this combined financial statement, other than Herb Chambers Cadillac, Inc. and HGC Holdings, LLC are taxed at the corporate level for Massachusetts state income tax purposes in accordance with current state tax laws. State income tax expense for the years ended December 31, 2024 and 2023 was approximately $8,932,000 and $6,143,000, respectively, and is included in operating expenses in the accompanying combined statements of operations and comprehensive income.

Accounting For Uncertainty In Income Taxes

The Group evaluates all significant tax positions as required by GAAP. As of December 31, 2024, the Group does not believe that it has taken any positions that would require the recording of any additional tax liability nor does it believe that there are any unrealized tax benefits that would either increase or decrease within the next year. The Group files federal, Massachusetts, Connecticut and Rhode Island income tax returns, which represent the major tax jurisdictions of the Group.

Delivery Cost

The Group’s policy is to expense delivery cost in excess of manufactures’ reimbursements as operating expenses.

Sales Taxes Collected And Remitted To Governmental Authorities

The Group collects sales tax from customers in various state and local taxing jurisdictions and remits these amounts monthly to applicable taxing authorities. These amounts are excluded from net sales.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Summary of Significant Accounting Policies (Continued)

Basis of Accounting And Use Of Estimates

The accompanying combined financial statements have been prepared in conformity with GAAP following the accrual basis of accounting. The preparation of combined financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates include used vehicle lower of cost or net realizable value, useful lives of property and equipment, estimated value of goodwill, allowance for credit losses, unearned prepaid maintenance revenue, self-insurance reserves, and the provision for chargebacks. It is reasonably possible that these estimates may change and the effect may be material.

Major Suppliers And Dealership Agreements

The Group enters into dealership agreements with the manufacturers. These agreements permit the Group to stock, sell and service vehicles and products of the manufacturers and use of the manufacturers’ name and trade symbols. These transactions result in both a receivable from and payable to the manufacturers. The Group’s sales could be impacted by the manufacturers’ inability or unwillingness to supply the Group with an adequate number or mix of vehicles.

The dealership agreements generally limit the location of the dealership and give the manufacturer rights to approve changes in the dealership ownership. The manufacturer is entitled to terminate the dealership agreement if the Group is in breach of its terms.

Leases

Right of use assets represent the Group’s right to use an underlying asset for the lease term and operating lease liabilities represent the Group’s obligation to make lease payments arising from the lease. Right of use assets and liabilities are recognized at the lease commencement date based on the estimated present value of lease payments over the lease term.

If the lease does not provide an implicit rate, an incremental borrowing rate based on the information available at the lease commencement date is used in determining the present value of lease payments. The incremental borrowing rate for operating leases that commenced in the period is determined by using the Group’s incremental borrowing rates.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 1 - Summary of Significant Accounting Policies (Continued)

Leases (Continued)

The Group has elected not to recognize a right of use asset and operating lease liability for leases with an initial term of twelve months or less as well as any lease covering immaterial assets. Lease expense is recognized for these leases on a straight-line basis over the lease term. Variable lease payments that are dependent on usage, output, or may vary for other reasons, are excluded from lease payments in the measurement of the right of use asset and operating lease liability, and accordingly are recognized as lease expense in the period the obligation for those payments is incurred. For lease agreements entered into or reassessed after the adoption of Topic 842, lease and non-lease components are combined.

Certain leases include renewal and/or termination options, with renewal terms that can extend the lease term from one to five years, and the exercise of lease renewal options under these leases is at the Group’s sole discretion. These options are included in the lease term used to determine right-of-use assets and corresponding liabilities when it is reasonably certain the Group will exercise the option. The depreciable life of assets and leasehold improvements are limited by the expected lease term. The Group’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

Reclassifications

Certain amounts in the 2023 combined financial statements have been reclassified to the 2024 presentation. These reclassifications have no effect on previously reported net income.

Subsequent Events

In preparing these combined financial statements, the Group has evaluated events and transactions for potential recognition or disclosure through April 9, 2025, the date the combined financial statements were available to be issued.

Note 2 - Investments

Investments consist mainly of money market instruments, publicly traded fixed income, equity and other investment securities and are classified as available-for-sale because they can be sold at any time. Cost is determined by the specific identification method. Unrealized gains and losses on marketable equity and other investment securities are included in net income. Unrealized gains and losses on marketable fixed income securities are included in other comprehensive income.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 2 – Investments (Continued)

Investments classified as available-for-sale consisted of the following at December 31, 2024:

	Investments	Gross	Gross	Investments
	at	unrealized	unrealized	at fair
	Cost	gains	losses	value
Money market funds	$2,636,404	$2,490	$--	$2,638,894
Marketable fixed income securities	40,461,520	448,545	(164,228)	40,745,837
Marketable equity securities	21,799,311	9,326,009	(134,983)	30,990,337
Other investment securites	134,089	52,064	(5,060)	181,093

Total	$65,031,324	$9,829,108	$(304,271)	$74,556,161

Investments classified as available-for-sale consisted of the following at December 31, 2023:

	Investments	Gross	Gross	Investments
	at	unrealized	unrealized	at fair
	Cost	gains	losses	value
Money market funds	$3,912,630	$3,395	$--	$3,916,025
Marketable fixed income securities	37,568,823	443,514	(153,953)	37,858,384
Marketable equity securities	20,778,755	6,970,679	(65,931)	27,683,503
Other investment securites	134,299	23,033	(5,816)	151,516

Total	$62,394,507	$7,440,621	$(225,700)	$69,609,428

Contractual maturities of available-for-sale debt securities at December 31, 2024, are as follows:

		Estimated
	Cost	Fair Value
Due in one year or less	$6,754,707	$6,297,118
Due in 1–2 years	6,267,335	6,336,915
Due in 2–5 years	10,064,073	9,427,390
Due after 5 years	3,276,323	3,971,184
Bond funds with varying maturities	14,099,082	14,713,230

Total investments with contractual maturities	$40,461,520	$40,745,837

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 2 – Investments (Continued)

Proceeds and net investment income consisted of the following for the years ended December 31, 2024 and 2023:

	2024	2023
Gross proceeds	$20,429,049	$32,759,203

Gross realized gains	$1,305,105	$523,844
Gross realized losses	(29,685)	(44,000)
Net unrealized gain	2,292,869	3,404,440
Interest income	1,305,432	1,651,830
Dividend income	949,347	422,399
Amortization of bonds	(573,700)	(650,224)
Agency expense	(326,051)	(278,510)

Investment income	$4,923,317	$5,029,779

Note 3 - Fair Value

GAAP defines fair value as the price that would be received for an asset or paid to transfer a liability (an exit price) in the Group’s principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.

A fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date. The fair values of money market funds and marketable equity securities that are readily marketable are determined by obtaining quoted prices on nationally recognized securities exchanges.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 3 - Fair Value (Continued)

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. The fair values of certificates of deposit are determined through inquiries of the financial institutions from which they originated. The fair values are typically the original principal balance plus accrued interest earned with no discounts for credit quality or liquidity determined to be applicable (market approach valuations technique). The fair values of the Group’s marketable fixed income securities and other investments are determined by matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities (market approach valuation technique).

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability. The Group has no Level 3 financial instruments at December 31, 2024 and 2023.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of observable inputs. There have been no changes in the methodologies used at December 31, 2024 and 2023.

Investments measured at fair value on a recurring basis are summarized below:

	Fair Value Measurements at December 31, 2024
	Level 1	Level 2	Level 3	Total
Investments:
Money market funds	$2,638,894	$--	$--	$2,638,894
Marketable fixed income securities	--	40,745,837	--	40,745,837
Marketable equity securities	30,990,337	--	--	30,990,337
Other investment securities	--	181,093	--	181,093

Total investments	$33,629,231	$40,926,930	$--	$74,556,161

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 3 - Fair Value (Continued)

	Fair Value Measurements at December 31, 2023
	Level 1	Level 2	Level 3	Total
Investments:
Money market funds	$3,916,025	$--	$--	$3,916,025
Marketable fixed income securities	--	37,858,384	--	37,858,384
Marketable equity securities	27,683,503	--	--	27,683,503
Other investment securities	--	151,516	--	151,516

Total investments	$31,599,528	$38,009,900	$--	$69,609,428

Note 4 - Accounts Receivable

The Group adopted the provisions of ASU No. 2016-13, Financial Instruments – Credit Losses (Topic 326) on January 1, 2023 and, accordingly, measures credit losses on receivables using an expected loss model. The adoption of ASU 2016-13 did not have a material impact on the combined financial statements and related disclosures.

Accounts receivable classifications include the following:

•	Vehicles and contracts in transit receivables primarily represent receivables from financial institutions for the portion of the vehicle sales price financed by the customer.

•	Service and parts receivables are comprised of amounts due from customers.

•	Factory, finance and other receivables represent amounts due from manufactures, including holdbacks, rebates, incentives, warranty claims and commissions on the sale of finance and insurance products.

The Group performs ongoing credit evaluations of its customers’ financial condition and generally does not require collateral for accounts receivable arising in the normal course of business. Allowances for potential credit losses are determined by considering the financial condition of customers and other economic factors affecting customers, the Group, and their industries.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 4 - Accounts Receivable (Continued)

Accounts receivable consisted of the following at December 31, 2024 and 2023:

	2024	2023
Vehicles and contracts in transit	$43,020,824	$56,641,276
Service and parts	2,132,907	3,200,718
Factory, finance and other	28,642,496	22,904,613

	73,796,227	82,746,607
Less: allowance for credit losses	881,912	1,011,490

Total accounts receivable, net	$72,914,315	$81,735,117

A roll forward of the allowance for credit losses is as follows at December 31, 2024 and 2023:

	2024	2023
Allowance for credit losses, beginning	$(1,011,490)	$(447,331)
Provision for credit losses (recovery)	97,734	(550,052)
Write-offs (recovery)	31,844	(14,107)

Allowance for credit losses, ending	$(881,912)	$(1,011,490)

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 5 - Inventories And Floorplan Notes Payable

Inventories consisted of the following at December 31, 2024 and 2023:

	2024	2023
New vehicles	$319,130,133	$266,918,444
Used vehicles	108,802,503	108,723,142
Lease and rental vehicles	53,902,855	46,566,528
Parts, shop and materials	20,588,133	18,896,202

	502,423,624	441,104,316
Less: LIFO reserves	29,956,937	27,667,055

Total inventories, net	$472,466,687	$413,437,261

Inventories

If the first-in, first-out (FIFO) method of inventory valuation on new vehicles had been used, inventory would have been higher by approximately $30,000,000 and $27,700,000 at December 31, 2024 and 2023, respectively, and net income would have increased by approximately $2,300,000 and $2,200,000 for the years ended December 31, 2024 and 2023, respectively.

Floorplan Notes Payable

The Group has floorplan agreements with Bank of America, N.A., Mercedes-Benz Financial Services USA LLC, Toyota Motor Credit Corporation, Ford Motor Credit Company, and Wells Fargo Bank, N.A. for new, used, lease and rental vehicle financing. The notes are collateralized by all of the business assets of the respective dealerships, all of the products and proceeds thereof. The Mercedes-Benz Financial Services USA LLC, Toyota Motor Credit Corporation, Ford Motor Credit Company, and Wells Fargo Bank, N.A. have the personal guarantee of the Group’s owner. The notes are due when the vehicles are sold. Floorplan notes payable on vehicles have variable interest rates. four agreements with interest based on SOFR rates (4.60% and 5.38% at December 31, 2024 and 2023, respectively) plus 1.0% to 1.7% and one floorplan agreement with interest based on the prime rate (7.5% to 8.50% at December 31, 2024 and 2023, respectively) plus 1.50%. Prior to February 14, 2024, the Group had one floorplan agreement based on BSBY plus 1.00%, which was converted to SOFR rate plus 1.0%.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 5 - Inventories And Floorplan Notes Payable (Continued)

Floorplan Notes Payable (Continued)

The floorplan notes payable agreement with one of the banks is cross-defaulted with other loans from the bank to other entities of the Group and to related real estate entities that are 100% owned by the owner of the Group. These floorplan agreements are guaranteed by the members of the Group and the owner of the Group. The loan agreement contains various financial covenants. At December 31, 2024, the Group was in compliance with the financial covenants.

The Group also has loaner and rental vehicle notes payable agreements with BMW North America, Inc. (BMW) and Porsche Financial Services, Inc. for loaner and rental vehicle financing for certain dealerships. The BMW loaner and rental vehicle notes payable agreement has variable interest rates determined monthly based on the prime rate (7.5% and 8.5% at December 31, 2024 and 2023, respectively) less .25%. Lease and rental vehicle notes payable are collateralized by specific vehicles.

At December 31, 2024 and 2023, the Group had a maximum credit available under the various vehicle financing agreements of $533,410,000 and $545,910,000, of which $453,101,482 and $403,802,001, respectively, was outstanding. Financing sources provide temporary increases to accommodate fluctuations in units being delivered from the manufacturer.

Total interest expense on floorplan notes payable amounted to approximately $22,529,000 and $15,130,000 for the years ended December 31, 2024 and 2023, respectively.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 6 - Net Property And Equipment

Net property and equipment consisted of the following at December 31, 2024 and 2023:

	2024	2023
Buildings and improvements	$10,847,135	$9,748,989
Leasehold improvements	2,413,338	2,173,133
Furniture and fixtures	36,652,734	34,881,132
Machinery and equipment	23,119,791	21,802,819
Company vehicles	9,473,786	8,599,529
Parts and service equipment	9,488,515	8,915,639
Finance leases of buildings	4,382,518	4,382,518

	96,377,817	90,503,759
Less: accumulated depreciation	74,697,312	68,901,948

Net property and equipment	$21,680,505	$21,601,811

Depreciation and amortization expense for the years ended December 31, 2024 and 2023 was $8,326,722 and $7,328,638, respectively.

Note 7 - Accounts Payable And Other Accrued Expenses

Accounts payable and other accrued expenses consisted of the following at December 31, 2024 and 2023:

	2024	2023
Accounts payable	$27,981,355	$20,530,703
Accrued payroll and payroll taxes	6,804,415	6,419,523
Accrued profit sharing	821,071	772,266
Provision for chargebacks	8,046,000	7,629,000
Interest payable	1,537,378	1,524,803
Customer deposits	10,429,736	13,656,271
Other accrued liabilities and current liabilities	6,868,303	7,081,783

Total accounts payable and other accrued expenses	$62,488,258	$57,614,349

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 8 - Lines Of Credit

The Group has a $7,000,000 revolving line of credit with Toyota Motor Credit Corporation. The credit facility expires on May 31, 2026, with interest payable at Prime minus .49%. The Group has a $10,000,000 revolving credit facility with Bank of America, N.A. The credit facility expires on October 31, 2025, with interest payable at SOFR plus 1.50%. The Group has a $ 5,000,000 revolving credit facility with Wells Fargo Bank, N.A. The credit facility expires on August 31, 2025, with interest payable at SOFR plus 1.10%. The above lines of credit are guaranteed by various dealerships who are included in the respective bank’s floorplan notes payable agreements.

The Group has an additional $10,000,000 line of credit with Wells Fargo Bank, N.A. The credit facility expires on August 31, 2025, with interest payable at SOFR plus 1.25%. The line of credit is guaranteed by two operating entities in the Group, together with the owner.

No borrowings under the lines of credits were outstanding at December 31, 2024 and 2023.

Note 9 - Leases

Right Of Use Assets And Operating Lease Liabilities

The Group leases land and facilities related to dealership operations. The property leases are generally from affiliated companies related by common ownership and management for an initial period of 5 years and are typically structured to include renewal options. The Group has included renewal options that they are reasonably certain to exercise in the measurement of lease liabilities and right-of-use assets. The Group also has leases for various storage and parking locations. Leases expire on various dates through September 2034.

The carrying amount of right of use assets and accumulated amortization as of December 31, 2024 and 2023 are as follows:

	2024	2023
Facilities	$316,753,545	$325,880,812
Parking and storage	11,887,953	11,887,953

	328,641,498	337,768,765
Less: accumulated amortization	106,962,766	71,625,337

Right of use assets, net	$221,678,732	$266,143,428

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 9 – Leases (Continued)

Right Of Use Assets And Operating Lease Liabilities (Continued)

The right-of-use assets are amortized over the lease terms of the underlying assets which range from one to twelve years, on a straight-line basis. The weighted-average remaining lease term in years for operating leases is 5.91 and the weighted-average discount rate for operating leases is 5.55%. Amortization expense recognized for the years ended December 31, 2024 and 2023 was $37,807,658 and $36,944,643, respectively.

Operating lease liabilities are recognized initially at the present value of the remaining lease payments, discounted using the lessee’s incremental borrowing rate as of January 1, 2022 for existing leases at adoption and for new leases after adoptions, the discounted rate based on the new terms of the new lease.

Operating lease liabilities at December 31, 2024 and 2023, are as follows:

	2024	2023
Current portion	$43,749,071	$39,434,405
Non-current portion	177,830,540	226,895,768

Operating lease liabilities	$221,579,611	$266,330,173

Aggregate future minimum lease maturities under these leases at December 31, 2024 are as follows:

Year ending December 31,
2024	$51,262,746
2025	50,582,519
2026	47,001,519
2027	34,405,019
2028	23,896,549
Thereafter	52,195,684

Total	259,344,036
Less: amount representing interest	37,764,425

Present value of future minimum lease payments	$221,579,611

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 9 – Leases (Continued)

Right Of Use Assets And Operating Lease Liabilities (Continued)

The components of operating lease expense for the years ended December 31, 2024 and 2023 included in operating expenses on the accompanying combined statements of operations and comprehensive income is approximately as follows:

	2024	2023
Operating lease costs	$59,821,000	$56,808,000
Short-term lease costs	1,288,000	801,000
Sublease income	(36,000)	(37,000)

Total lease costs	$61,073,000	$57,572,000

The Group subleases portions of its facilities to companies related by common ownership and management as a tenant-at-will. Short-term leases mainly consist of month-to-month leases with unrelated parties for vehicle storage facilities and additional parking.

Financing Lease

The Group has a finance lease for the use of a building located next to one of the dealerships expiring in January 2029, with a five-year renewal option. The lease includes monthly payments of $ 38,446 through January 2024 and monthly payments of $43,831 thereafter. The asset and liability under the financing lease are recorded at the present value of the minimum lease payments. The financing lease asset has been included in net property and equipment at $4,382,518 at December 31, 2024 and 2023. The asset is depreciated over its estimated productive life. Accumulated depreciation for the financing lease asset was $1,856,124 and $1,237,416 at December 31, 2024 and 2023, respectively, and depreciation expense was $618,708 for the years ended December 31, 2024 and 2023. The remaining principal balance of $1,928,496 and $2,333,106 at December 31, 2024 and 2023, respectively, is recorded as financing lease liability, net of $433,122 and $404,611, respectively, which is included in current portion of finance lease liability in the accompanying combined balance sheets.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 9 – Leases (Continued)

Financing Lease (Continued)

The following is a schedule of the future minimum lease payments under the finance lease and the present value of the net minimum lease payments at December 31, 2024:

For the Year Ending December 31,
2025	$525,968
2026	525,968
2027	525,968
2028	525,968
2029	43,830

2,147,702
Less: amount representing interest	219,206

Total principal payments	$1,928,496

Note 10 - Related Party Transactions

Management Agreements

JRM has management agreements with the dealerships owned by Herbert G. Chambers. The agreements are for a one-year term and automatically renew for successive one-year terms unless terminated in advance by the owner. Under these agreements, JRM collects an annual management fee.

The agreements require the dealerships to pay between $35,000 and $58,300 per month. The agreements include services relating to accounting, advertising, banking, controller, data processing and management information service, internet service, employee benefits, financing, factory relationships, human resource, insurance, internal audit, legal, marketing, operations, tax, training and used car management. In addition to the monthly management fees, certain dealerships pay an annual management fee that is computed at year end based on a formula which takes into account income earned by the certain dealerships and a return of invested equity in those dealerships. The proceeds of the annual management fee are used by JRM in calculation and payment of the consulting fee paid to Chambers Consulting Corp., as noted below.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 10 - Related Party Transactions (Continued)

Management Agreements (Continued)

For the years ended December 31, 2024 and 2023, management fees totaling $100,625,400 and $154,691,000, respectively, are eliminated from sales and operating expenses and have no effect on reported net income on the accompanying combined statements of operations and comprehensive income.

Consulting Agreement

The Group has an annual consulting agreement with Chambers Consulting Corp., a company related through common ownership. The annual fee is to be computed at year end based on a formula which takes into account total fees earned by The Herb Chambers Companies less direct expenses and overhead and profit for services not provided by the Group. The consulting agreement includes services relating to banking, financing, factory relationships, human resources, legal, marketing, tax, strategic planning, and acquisition planning. Total consulting fees for the years ended December 31, 2024 and 2023 are $60,350,000 and $101,450,000, respectively, and are included in operating expenses on the accompanying combined statements of operations and comprehensive income.

Due From (To) Owner

At December 31, 2024 and 2023, the Group had amounts due to or from the owner. These amounts represent unsecured net non-interest bearing advances and borrowings with no specified maturity date. As of December 31, 2024 and 2023, the net combined balance due from owner was $104,936,943 and $64,260,902, respectively, and is classified as an other asset on the accompanying combined balance sheets.

Insurance Program

The Group administers high deductible programs for the workers’ compensation and property and casualty insurance coverage for the dealerships. The policies, which renew annually on October 1, have deductibles ranging from $5,000 to $350,000; premiums cover all claims over the deductibles. At December 31, 2024 and 2023, a $246,000 escrow funded by the Group to pay claims is included in other assets on the accompanying combined balance sheets. The dealerships make payments to JRM to create an insurance loss fund which will be used to replenish the escrow as claims within the deductible amount are paid. Since the Group is not an insurance company, it accounts for these payments, net of related premiums and insurance claims paid, as an insurance loss fund liability with a balance of $3,780,700 and $3,665,575 at December 31, 2024 and 2023, respectively. At December 31, 2024, the insurance policies require the Group to maintain a letter of credit totaling $4,117,000.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 10 - Related Party Transactions (Continued)

Investment In Partnerships

JRM is the general partner of Avonwood Associates Limited Partnership and Geo Missy Limited Partnership. The Group has elected to account for its one percent ownership in each of the partnerships on the equity method of accounting as it believes that this method best reflects the position of the general partner. Income recorded for these partnerships for the years ended December 31, 2024 and 2023 was $64,952 and $62,774, respectively, and has been classified as other income in the combined statements of operations and comprehensive income.

Guarantee

Two operating entities in the Group, together with the owner, guarantee a $200,000,000 revolving line of credit. At December 31, 2024, the borrowing entities of the line of credit consisted of twenty-five related party real estate entities that the Group leases primary operating facilities from and are owned by the Group’s owner. The line of credit is used primarily for the purchase of operating facilities. The balance outstanding under the line of credit was $80,840,800 at December 31, 2024. The line of credit expires on September 30, 2025; however, management expects they will renew and extend the line of credit prior to September 30, 2025.

Note 11 - Retirement Plan

The Group and its affiliated organizations maintain a 401(k) plan covering all employees who have completed one year of service and attained 18 years of age. Participants may make elective deferrals from 1% to 50% of the participant’s eligible compensation, limited to a maximum annual as set periodically by the Internal Revenue Service. Participants’ contributions are matched by the Group at the rate of 50% up to 4% of the participants’ compensation. For the years ended December 31, 2024 and 2023, contributions were $2,062,153 and $2,063,055, respectively, and is included in operating expenses on the accompanying combined statements of operations and comprehensive income.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 12 - Supplemental Cash Flows

The following cash and non-cash transactions occurred during the years ended December 31, 2024 and 2023.

Supplemental disclosures of cash flow information:

	2024	2023
Cash paid during the year for:
Interest	$22,516,460	$14,450,710
Income taxes	7,610,501	11,557,800

Supplemental disclosures of non-cash financing and investing activities:

	2024	2023
Reinvestment of investment sales proceeds through brokerage accounts	$20,429,049	$32,759,203
Transfer of company vehicles to used vehicle inventory	469,413	652,439
Unrealized gain in other comprehensive income	23,415	540,140
Right-of-use assets obtained in exchange for lease liabilities	--	262,629
Property and equipment purchased through due from owner	3,814,044	1,493,452
Property and equipment transferred from prepaid expenses	--	378,727
Cancellation of right-of-use asset and liabilities	6,657,038	--

Note 13 - Contingencies and Commitments

The dealerships operated by the Group sell automobiles pursuant to franchise agreements with automobile manufacturers or authorized distributors of the manufacturer. Through the terms and conditions of these franchise agreements, manufacturers can exert considerable influence over the operations of the Group’s dealerships. Each franchise agreement includes provisions for the termination or non-renewal of the manufacturer-dealer relationship for a variety of causes. Under the terms of the franchise agreements, the Group is required to maintain minimum working capital requirements and other specific financial ratios. The loss of a Group’s franchise agreement could have a material adverse effect on the Group’s business, financial condition, and results of operations.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 13 - Contingencies and Commitments (Continued)

The Group participates in numerous factory incentive and warranty programs. The Group is reimbursed for these incentive and warranty claims based on individual program guidelines and rules. Such reimbursements are subject to audit and retroactive adjustments

The Group is involved in lawsuits in the normal course of business. Management’s assessment is that none of these matters are anticipated to have a material adverse impact on the financial position, results of operations, or cash flows of the Group.

The Group is subject to federal and state environmental regulations, including rules relating to air and water pollution, and the storage and disposal of gasoline, oil and other chemicals and waste. Local, state and federal regulations also affect automobile dealerships’ advertising, sales and service, and financing activities. Management believes that the Group complies with all applicable laws and regulations relating to its business.

A significant portion of the Group’s business involves the sale of vehicles, parts, or vehicles composed of parts that are manufactured outside the United States. As a result, the Group’s operations are subject to customary risks of importing merchandise, including fluctuations in the relative values of currencies, import duties, exchange controls, trade restrictions, work stoppages and general political and socio-economic conditions in foreign countries. The United States or the countries from which the Group’s products are imported may, from time to time, impose new quotas, duties, tariffs, or other restrictions; or adjust presently prevailing quotas, duties, or tariffs, which may affect the Group’s operations and ability to purchase imported vehicles and/or parts at reasonable prices.

On September 10, 2024, the United States Attorney’s Office sent Civil Investigative Demands to eight entities of the Group in connection with its investigation into possible violations of the False Claims Act related to applications submitted for the issuance and forgiveness of Paycheck Protection Program (PPP) loans totaling $7,659,391. The issue concerns whether these entities were eligible for the PPP loans considering an Interim Final Ruling issued by the SBA which limited businesses that are part of a single corporate group to no more than $20,000,000 of PPP loans in the aggregate. Although the Group denies any liability under the False Claims Act or any other law related to this dispute, the Group has agreed to resolve this matter with the United States Attorney’s Office with a settlement payment of $11,841,143, which has been included in accounts payable and other accrued expenses at December 31, 2024 on the accompanying combined balance sheets and as settlement expense included in other income (expenses) on the accompanying combined statements of operations and comprehensive income.

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 14 - Common Stock

Common stock is comprised of the following as of December 31, 2024 and 2023:

			Shares
	Par	Shares	Issued and
	Value	Authorized	Outstanding	Amount
Jennings Road Management Corp.	$--	5,000	100	$1,000
Herb Chambers Route 1, Inc.	1,500	200	200	300,000
Herb Chambers I-93, Inc.	25	200	200	5,000
Herb Chambers Commonwealth Avenue, Inc	--	200	200	1,000
Silver Star, Inc.	500	200	200	100,000
Herb Chambers 1172, Inc.	500	200	200	100,000
Herb Chambers Cambridge Street, Inc.	--	200	200	10,000
Herb Chambers Cadillac, Inc.	1	8,000	100	100
Herb Chambers 1186, Inc.	1	15,000	10,000	10,000
Herb Chambers 128, Inc.	1	15,000	10,000	10,000
Herb Chambers 44, Inc.	--	200	200	100,000
Herb Chambers Route 9, Inc.	--	200	200	10,000
Herb Chambers of Norwood, Inc.	--	200	200	50,000
Herb Chambers of Millbury, Inc.	2,500	200	200	500,000
Herb Chambers of Auburn, Inc.	1,630	500	200	326,000
Herb Chambers 1168, Inc.	2,500	200	200	500,000
Dave Dinger Ford, Inc.	--	2,000	1,000	284,000
Herb Chambers of Westborough, Inc.	5	200	200	1,000
Herb Chambers of Andover Street, Inc.	50	200	200	10,000
Herb Chambers 22 Brighton Ave, Inc.	5	200	200	1,000
Herb Chambers Boston Post Road, Inc.	--	200	200	10,000

THE HERB CHAMBERS COMPANIES

NOTES TO COMBINED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

Note 14 - Common Stock (Continued)

			Shares
	Par	Shares	Issued and
	Value	Authorized	Outstanding	Amount
Herb Chambers I-95, Inc.	$1,250	200	200	$250,000
Herb Chambers of Wayland, Inc.	--	200	200	10,000
Herb Chambers of Natick, Inc.	--	200	200	10,000
Herb Chambers of Sudbury, Inc.	--	200	200	10,000
Herb Chambers 75 Otis Street, Inc.	--	200	200	10,000
Herb Chambers of Burlington, Inc.	--	200	200	10,000
Herb Chambers of Millbury II, Inc.	--	200	200	10,000
Herb Chambers Boston Turnpike, Inc.	--	200	200	10,000
Herb Chambers 395 Broadway, Inc.	--	200	200	10,000
Herb Chambers of Brookline, Inc.	--	200	200	10,000
Herb Chambers 1188, Inc.		200	200	10,000
Herb Chambers 62 Cambridge Street, Inc.	--	200	200	10,000

		50,900	26,800	$2,689,100

Note 15 – Subsequent Event

On February 14, 2025, the Group entered into a Purchase and Sale Agreement (the “Transaction Agreement”) with Asbury Automotive Group, Inc. (“Asbury”). Pursuant to the Transaction Agreement, the Group is expected to sell substantially all of the assets, including all real property and related businesses of the Herb Chambers Companies (collectively, the “Businesses”) for an aggregate purchase price of approximately $1.34 billion, which includes $590 million for related real estate entities and leasehold improvements. In addition, the Group will sell new vehicles, used vehicles, service loaner vehicles, fixed assets, parts, and supplies for a purchase price to be determined at the closing (the “Closing”) of the transactions set forth in the Transaction Agreement and Asbury will reimburse the Group for certain dealership construction and development costs incurred prior to the Closing. The Businesses includes 33 dealerships, 52 franchises and three collision centers. The Group will retain ownership of the Mercedes-Benz of Boston dealership in Somerville, Massachusetts (Herb Chambers I-93, Inc.). The Groups sale of the Businesses is anticipated to close in the second quarter of 2025 and is subject to various customary closing conditions, including approval from the applicable automotive manufacturers.

THE HERB CHAMBERS COMPANIES

SCHEDULE I – COMBINING BALANCE SHEETS

DECEMBER 31, 2024

	Herb	Herb	Herb		Herb	Herb Chambers	Herb	Herb	Herb	Herb	Herb	Herb Chambers
	Chambers	Chambers	Chambers	Silver	Chambers	Cambridge	Chambers	Chambers	Chambers	Chambers	Chambers	of
	Route 1, Inc.	I-93, Inc.	Comm Ave. Inc.	Star, Inc.	1172, Inc.	Street, Inc.	Cadillac, Inc.	1186, Inc.	128, Inc.	44, Inc.	Route 9, Inc.	Norwood, Inc.
Assets

Current Assets
Cash	$7,504,732	$106,856	$1,751,934	$4,752,231	$1,256,337	$3,696,240	$495,917	$934,579	$2,551,499	$1,355,523	$(558,890)	$1,476,050
Debentures	5,000,000	2,000,000	1,000,000	1,000,000	--	500,000	2,000,000	2,000,000	--	2,000,000	--	2,500,000
Investments	--	--	--	--	--	--	--	--	--	--	--	--
Accounts receivable, net	5,941,955	5,337,846	1,263,011	6,083,018	6,699,938	2,445,293	2,086,834	2,574,837	2,028,024	1,418,151	375,933	2,059,135
Inventories	15,349,900	28,104,087	12,197,412	31,128,440	31,826,044	18,108,799	11,901,716	9,904,019	9,296,719	12,137,789	36,223	20,388,966
Due from related parties	--	--	--	--	--	--	--	--	--	--	--	--
Prepaid taxes and expenses	8,606	(19,494)	3,700	(30,012)	32,834	54,775	21,560	21,000	(1,112)	7,893	--	7,032

Total Current Assets	33,805,193	35,529,295	16,216,057	42,933,677	39,815,153	24,805,107	16,506,027	15,434,435	13,875,130	16,919,356	(146,734)	26,431,183

Net Property and Equipment	761,889	1,940,889	66,627	644,532	1,107,574	865,595	3,534,382	104,816	305,658	387,609	--	318,185

Other Assets
Right of use assets, net	34,952,553	14,798,635	4,240,387	7,579,658	11,785,263	10,546,984	3,259,368	4,455,815	4,007,068	2,969,628	--	7,705,515
Due from owner	33,703,774	3,586,953	12,193,252	8,027,404	10,435,572	--	1,792,778	6,256,270	11,635,097	6,947,500	27,490,055	--
Goodwill	--	--	--	--	--	3,701,178	--	--	--	--	--	500,000
Investment in partnerships	--	--	--	--	--	--	--	--	--	--	--	--
Other assets	--	--	--	--	--	--	--	--	--	--	--	--

Total Other Assets	68,656,327	18,385,588	16,433,639	15,607,062	22,220,835	14,248,162	5,052,146	10,712,085	15,642,165	9,917,128	27,490,055	8,205,515

Total Assets	$103,223,409	$55,855,772	$32,716,323	$59,185,271	$63,143,562	$39,918,864	$25,092,555	$26,251,336	$29,822,953	$27,224,093	$27,343,321	$34,954,883

Liabilities and Equity

Current Liabilities
Lines of credit	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--
Floorplan notes payable	11,357,025	25,786,569	10,822,896	29,987,421	32,937,624	15,878,893	12,157,720	8,644,406	9,575,374	9,188,022	36,218	22,464,558
Current portion of operating lease liabilities	3,317,540	1,697,922	402,479	2,019,200	3,903,699	1,344,781	868,286	1,025,898	1,114,182	862,376	--	1,320,227
Current portion of financing lease liability	--	--	--	--	--	--	433,122	--	--	--	--	--
Accounts payable and other accrued expenses	1,114,793	3,902,541	1,988,824	3,593,824	4,858,420	2,025,421	754,458	2,276,284	695,976	1,777,657	264,959	1,404,202
Income taxes payable	46,077	--	19,216	147,894	14,847	73,322	--	14,592	14,768	23,808	--	7,957
Debentures payable	--	--	--	--	--	--	--	--	--	--	--	--

Total Current Liabilities	15,835,435	31,387,032	13,233,415	35,748,339	41,714,590	19,322,417	14,213,586	11,961,180	11,400,300	11,851,863	301,177	25,196,944

Long-Term Liabilities
Insurance loss fund	--	--	--	--	--	--	--	--	--	--	--	--
Operating lease liabilities, net of current portion	31,635,013	12,687,803	3,837,908	5,560,459	7,657,694	9,202,203	2,391,082	3,430,020	2,892,886	2,107,252	--	6,385,288
Financing lease liability, net of current portion	--	--	--	--	--	--	1,495,374	--	--	--	--	--
Due to owner	27,563,571	--	--	--	--	504,014	--	--	--	--	--	1,579,814

Total Long-Term Liabilities	59,198,584	12,687,803	3,837,908	5,560,459	7,657,694	9,706,217	3,886,456	3,430,020	2,892,886	2,107,252	--	7,965,102

Total Liabilities	75,034,019	44,074,835	17,071,323	41,308,798	49,372,284	29,028,634	18,100,042	15,391,200	14,293,186	13,959,115	301,177	33,162,046

Equity
Common stock	300,000	5,000	1,000	100,000	100,000	10,000	100	10,000	10,000	100,000	10,000	50,000
Additional paid-in capital	2,745,000	895,000	299,000	400,000	--	370,000	3,568,444	2,315,914	500,000	1,000,000	490,000	--
Retained earnings (deficit)	25,144,390	10,880,937	15,345,000	17,376,473	13,671,278	10,510,230	3,423,969	8,534,222	15,019,767	12,164,978	26,542,144	1,742,837
Member's deficit	--	--	--	--	--	--	--	--	--	--	--	--
Accumulated comprehensive income (loss)	--	--	--	--	--	--	--	--	--	--	--	--

Total Equity (Deficit)	28,189,390	11,780,937	15,645,000	17,876,473	13,771,278	10,890,230	6,992,513	10,860,136	15,529,767	13,264,978	27,042,144	1,792,837

Total Liabilities and Equity	$103,223,409	$55,855,772	$32,716,323	$59,185,271	$63,143,562	$39,918,864	$25,092,555	$26,251,336	$29,822,953	$27,224,093	$27,343,321	$34,954,883

See independent auditors’ report.

THE HERB CHAMBERS COMPANIES

SCHEDULE I – COMBINING BALANCE SHEETS (CONTINUED)

DECEMBER 31, 2024

	Herb	Herb	Herb	Herb		Herb	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers
	Chambers	Chambers of	Chambers of	Chambers	Dinger	Chambers of	Andover	22 Brighton	Boston Post	of	of	of
	I-95, Inc.	Millbury, Inc.	Auburn, Inc.	1168, Inc.	Ford, Inc.	Westborough, Inc.	Street, Inc.	Ave., Inc.	Road, Inc.	Wayland, Inc.	Natick, Inc.	Sudbury, Inc.
Assets

Current Assets
Cash	$355,146	$1,453,890	$771,746	$924,980	$785,093	$666,720	$757,638	$46,135	$1,441,466	$3,612,445	$3,083,172	$486,959
Debentures	1,500,000	2,500,000	2,000,000	750,000	2,500,000	2,500,000	2,000,000	--	1,000,000	2,000,000	2,500,000	2,500,000
Investments	--	--	--	--	--	--	--	--	--	--	--	--
Accounts receivable, net	1,273,474	1,727,872	2,335,528	417,979	517,681	1,245,024	1,992,992	4,423	3,216,506	1,769,760	5,631,313	2,619,520
Inventories	11,356,189	13,292,353	17,606,695	3,202,225	11,046,368	16,187,138	8,868,410	259,785	24,219,348	19,064,912	26,550,105	19,402,341
Due from related parties	--	--	--	--	--	--	--	--	--	--	--	--
Prepaid taxes and expenses	47,374	452,412	100,928	(1,790)	418	617,248	9,357	2,250	--	36,404	137,157	(13,613)

Total Current Assets	14,532,183	19,426,527	22,814,897	5,293,394	14,849,560	21,216,130	13,628,397	312,593	29,877,320	26,483,521	37,901,747	24,995,207

Net Property and Equipment	335,298	136,068	1,548,708	143,387	959,710	262,093	442,352	1,649	791,194	387,604	3,353,129	444,949

Other Assets
Right of use assets, net	3,684,503	1,654,179	8,179,060	4,224,014	5,779,537	3,661,523	6,377,031	--	13,513,249	2,509,090	6,827,142	5,539,925
Due from owner	5,676,447	--	--	11,552,578	8,370,478	--	15,489,943	--	--	--	--	--
Goodwill	1,507,500	--	--	822,517	--	2,557,482	3,001,001	--	4,520,594	--	4,131,033	3,490,733
Investment in partnerships	--	--	--	--	--	--	--	--	--	--	--	--
Other assets	--	--	--	--	--	--	--	--	--	--	--	--

Total Other Assets	10,868,450	1,654,179	8,179,060	16,599,109	14,150,015	6,219,005	24,867,975	--	18,033,843	2,509,090	10,958,175	9,030,658

Total Assets	$25,735,931	$21,216,774	$32,542,665	$22,035,890	$29,959,285	$27,697,228	$38,938,724	$314,242	$48,702,357	$29,380,215	$52,213,051	$34,470,814

Liabilities and Equity

Current Liabilities
Lines of credit	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--
Floorplan notes payable	15,075,159	17,803,571	14,892,018	1,943,051	11,240,338	17,690,350	9,438,852	222,797	18,013,437	19,373,848	25,506,132	17,312,189
Current portion of operating lease liabilities	981,541	437,089	2,178,879	688,370	1,539,652	975,419	807,981	--	1,627,626	962,535	2,489,427	1,706,477
Current portion of financing lease liability	--	--	--	--	--	--	--	--	--	--	--	--
Accounts payable and other accrued expenses	39,685	1,043,607	2,522,828	843,453	821,190	896,161	822,718	17,458	2,660,959	5,146,243	4,598,295	1,605,918
Income taxes payable	5,567	(10,379)	7,734	11,773	26,932	13,246	2,445	(530)	16,631	8,205	10,543	(5,043)
Debentures payable	--	--	--	--	--	--	--	--	--	--	--	--

Total Current Liabilities	16,101,952	19,273,888	19,601,459	3,486,647	13,628,112	19,575,176	11,071,996	239,725	22,318,653	25,490,831	32,604,397	20,619,541

Long-Term Liabilities
Insurance loss fund	--	--	--	--	--	--	--	--	--	--	--	--
Operating lease liabilities, net of current portion	2,702,962	1,217,091	6,000,182	3,535,644	4,239,885	2,686,103	5,569,050	--	11,885,623	1,546,555	4,337,715	3,833,448
Financing lease liability, net of current portion	--	--	--	--	--	--	--	--	--	--	--	--
Due to owner	--	470,158	378,948	--	--	1,176,154	--	212,450	2,858,011	474,420	831,118	3,383,245

Total Long-Term Liabilities	2,702,962	1,687,249	6,379,130	3,535,644	4,239,885	3,862,257	5,569,050	212,450	14,743,634	2,020,975	5,168,833	7,216,693

Total Liabilities	18,804,914	20,961,137	25,980,589	7,022,291	17,867,997	23,437,433	16,641,046	452,175	37,062,287	27,511,806	37,773,230	27,836,234

Equity
Common stock	250,000	500,000	326,000	500,000	284,000	1,000	10,000	1,000	10,000	10,000	10,000	10,000
Additional paid-in capital	155,821	50,000	813,654	1,748,000	75,270	4,921,000	2,590,000	25,000	490,000	490,000	690,000	490,000
Retained earnings (deficit)	6,525,196	(294,363)	5,422,422	12,765,599	11,732,018	(662,205)	19,697,678	(163,933)	11,140,070	1,368,409	13,739,821	6,134,580
Member's deficit	--	--	--	--	--	--	--	--	--	--	--	--
Accumulated comprehensive income (loss)	--	--	--	--	--	--	--	--	--	--	--	--

Total Equity (Deficit)	6,931,017	255,637	6,562,076	15,013,599	12,091,288	4,259,795	22,297,678	(137,933)	11,640,070	1,868,409	14,439,821	6,634,580

Total Liabilities and Equity	$25,735,931	$21,216,774	$32,542,665	$22,035,890	$29,959,285	$27,697,228	$38,938,724	$314,242	$48,702,357	$29,380,215	$52,213,051	$34,470,814

See independent auditors’ report.

THE HERB CHAMBERS COMPANIES

SCHEDULE I – COMBINING BALANCE SHEETS (CONTINUED)

DECEMBER 31, 2024

	Herb Chambers	Herb Chambers	Herb	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Total		Jennings Road
	75 Otis	of	Chambers	of	Boston	395	of	62 Cambridge	Retail	HGC	Management
	Street, Inc.,	Burlington, Inc.	1188, Inc.	Millbury II, Inc.	Turnpike, Inc.	Broadway, Inc.	Brookline, Inc.	Street, Inc.	Dealerships	Holdings, LLC	Corp.	Eliminations	Total
Assets

Current Assets
Cash	$659,698	$313,793	$778,298	$487,916	$2,190,028	$739,118	$2,207,995	$994,491	$48,079,735	$11,400	$32,661,485	$--	$80,752,620
Debentures	1,500,000	1,500,000	3,500,000	750,000	1,250,000	1,000,000	750,000	--	50,000,000	--	--	(50,000,000)	--
Investments	--	--	--	--	--	--	--	--	--	74,556,161	--	--	74,556,161
Accounts receivable, net	339,599	924,054	4,151,848	82,010	440,892	3,497,637	1,156,725	1,666,229	73,325,041	--	(410,726)	--	72,914,315
Inventories	6,726,625	6,856,831	31,401,028	3,306,304	15,015,038	11,153,104	11,526,880	15,044,894	472,466,687	--	--	--	472,466,687
Due from related parties	--	--	--	--	--	--	--	--	--	--	5,411,918	(5,013,039)	398,879
Prepaid taxes and expenses	36,339	209,040	15,197	36,913	(10,736)	(13,280)	16,667	(24,409)	1,760,658	--	291,580	--	2,052,238

Total Current Assets	9,262,261	9,803,718	39,846,371	4,663,143	18,885,222	16,376,579	15,658,267	17,681,205	645,632,121	74,567,561	37,954,257	(55,013,039)	703,140,900

Net Property and Equipment	140,134	157,010	693,717	28,570	150,432	290,735	380,692	454,038	21,139,225	--	541,280	--	21,680,505

Other Assets
Right of use assets, net	3,481,511	961,341	21,000,053	1,050,938	5,919,849	2,849,553	11,407,585	6,560,810	221,481,767	--	196,965	--	221,678,732
Due from owner	--	--	--	--	--	--	549,547	--	163,707,648	--	--	(58,770,705)	104,936,943
Goodwill	--	--	--	--	785,700	--	6,595,000	--	31,612,738	--	--	--	31,612,738
Investment in partnerships	--	--	--	--	--	--	--	--	--	--	1,151,174	--	1,151,174
Other assets	--	--	--	--	--	--	--	--	--	--	261,453	--	261,453

Total Other Assets	3,481,511	961,341	21,000,053	1,050,938	6,705,549	2,849,553	18,552,132	6,560,810	416,802,153	--	1,609,592	(58,770,705)	359,641,040

Total Assets	$12,883,906	$10,922,069	$61,540,141	$5,742,651	$25,741,203	$19,516,867	$34,591,091	$24,696,053	$1,083,573,499	$74,567,561	$40,105,129	$(113,783,744)	$1,084,462,445

Liabilities and Equity

Current Liabilities
Lines of credit	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--	$--
Floorplan notes payable	7,057,012	6,619,863	31,036,016	3,782,765	14,691,786	12,607,787	9,544,600	10,413,185	453,101,482	--	--	--	453,101,482
Current portion of operating lease liabilities	927,465	256,099	2,895,413	134,209	803,523	759,113	1,268,931	837,840	40,154,179	--	53,633	--	40,207,812
Current portion of financing lease liability	--	--	--	--	--	--	--	--	433,122	--	--	--	433,122
Accounts payable and other accrued expenses	703,602	432,346	2,375,313	216,426	906,348	371,317	1,327,907	2,186,233	54,195,365	--	13,305,931	(5,013,039)	62,488,258
Income taxes payable	--	6,266	(461)	(2,000)	1,095	27,225	(807)	64,194	545,117	--	--	--	545,117
Debentures payable	--	--	--	--	--	--	--	--	--	50,000,000	--	(50,000,000)	--

Total Current Liabilities	8,688,079	7,314,574	36,306,281	4,131,400	16,402,752	13,765,442	12,140,631	13,501,452	548,429,265	50,000,000	13,359,564	(55,013,039)	556,775,791

Long-Term Liabilities
Insurance loss fund	--	--	--	--	--	--	--	--	--	--	3,780,700	--	3,780,700
Operating lease liabilities, net of current portion	2,554,046	705,243	18,104,641	916,730	5,116,326	2,090,440	10,676,205	5,722,970	181,228,467	--	143,332	--	181,371,799
Financing lease liability, net of current portion	--	--	--	--	--	--	--	--	1,495,374	--	--	--	1,495,374
Due to owner	2,216,700	1,327,709	5,958,575	1,002,042	1,653,178	2,865,626	--	4,399,469	58,855,202	--	(84,497)	(58,770,705)	--

Total Long-Term Liabilities	4,770,746	2,032,952	24,063,216	1,918,772	6,769,504	4,956,066	10,676,205	10,122,439	241,579,043	--	3,839,535	(58,770,705)	186,647,873

Total Liabilities	13,458,825	9,347,526	60,369,497	6,050,172	23,172,256	18,721,508	22,816,836	23,623,891	790,008,308	50,000,000	17,199,099	(113,783,744)	743,423,664

Equity
Common stock	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	2,688,100	--	1,000	--	2,689,100
Additional paid-in capital	490,000	40,000	490,000	90,000	490,000	--	4,040,000	120,000	30,882,103	--	543,956	--	31,426,059
Retained earnings (deficit)	(1,074,919)	1,524,543	670,644	(407,521)	2,068,947	785,359	7,724,255	942,162	259,994,987	--	22,361,074	--	282,356,061
Member's deficit	--	--	--	--	--	--	--	--	--	24,236,020	--	--	24,236,020
Accumulated comprehensive income (loss)	--	--	--	--	--	--	--	--	--	331,541	--	--	331,541

Total Equity (Deficit)	(574,919)	1,574,543	1,170,644	(307,521)	2,568,947	795,359	11,774,255	1,072,162	293,565,190	24,567,561	22,906,030	--	341,038,781

Total Liabilities and Equity	$12,883,906	$10,922,069	$61,540,141	$5,742,651	$25,741,203	$19,516,867	$34,591,091	$24,696,053	$1,083,573,499	$74,567,561	$40,105,129	$(113,783,744)	$1,084,462,445

See independent auditors’ report.

THE HERB CHAMBERS COMPANIES

SCHEDULE II – COMBINING STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Herb	Herb	Herb		Herb	Herb Chambers	Herb	Herb	Herb	Herb	Herb	Herb Chambers
	Chambers	Chambers	Chambers	Silver	Chambers	Cambridge	Chambers	Chambers	Chambers	Chambers	Chambers	of
	Route 1, Inc.	I-93, Inc.	Comm Ave. Inc.	Star, Inc.	1172, Inc.	Street, Inc.	Cadillac, Inc.	1186, Inc.	128, Inc.	44, Inc.	Route 9, Inc.	Norwood, Inc.
Sales	$290,361,173	$177,212,521	$73,179,995	$186,154,133	$225,280,705	$114,527,626	$66,607,108	$89,363,139	$90,779,210	$107,442,527	$90,946,644	$83,998,631

Cost of Sales	241,849,592	144,637,992	61,662,620	157,381,886	182,313,584	91,851,860	55,624,121	72,561,683	72,463,022	87,700,632	74,910,692	69,584,756

Gross Profit	48,511,581	32,574,529	11,517,375	28,772,247	42,967,121	22,675,766	10,982,987	16,801,456	18,316,188	19,741,895	16,035,952	14,413,875

Operating Expenses	46,260,953	33,002,009	10,142,388	29,224,665	41,585,840	21,573,371	10,668,093	15,738,978	16,864,837	20,024,182	13,663,789	14,397,519

Income (Loss) from Operations	2,250,628	(427,480)	1,374,987	(452,418)	1,381,281	1,102,395	314,894	1,062,478	1,451,351	(282,287)	2,372,163	16,356

Other Income (Expense)
Investment income	--	--	--	--	--	--	--	--	--	--	--	--
Gain on sale of franchise	--	--	--	--	--	--	--	--	--	--	13,204,798	--
Settlement expense	--	--	--	--	--	--	--	--	--	--	--	--
Other income (expense), net	405,119	1,565,693	201,312	2,141,319	--	--	--	--	116,672	1,648,277	191,149	166,056

Total Other Income (Expense)	405,119	1,565,693	201,312	2,141,319	--	--	--	--	116,672	1,648,277	13,395,947	166,056

Net Income (Loss) Continuing Operations	2,655,747	1,138,213	1,576,299	1,688,901	1,381,281	1,102,395	314,894	1,062,478	1,568,023	1,365,990	15,768,110	182,412

Loss from Discontinued Operations	--	--	--	--	--	--	--	--	--	--	--	--

Net Income (Loss)	2,655,747	1,138,213	1,576,299	1,688,901	1,381,281	1,102,395	314,894	1,062,478	1,568,023	1,365,990	15,768,110	182,412

Other Comprehensive Income Loss
Unrealized holding loss	--	--	--	--	--	--	--	--	--	--	--	--

Comprehensive Income (Loss)	$2,655,747	$1,138,213	$1,576,299	$1,688,901	$1,381,281	$1,102,395	$314,894	$1,062,478	$1,568,023	$1,365,990	$15,768,110	$182,412

See independent auditors’ report.

THE HERB CHAMBERS COMPANIES

SCHEDULE II – COMBINING STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Herb	Herb	Herb	Herb		Herb	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers
	Chambers	Chambers of	Chambers of	Chambers	Dinger	Chambers of	Andover	22 Brighton	Boston Post	of	of	of
	I-95, Inc.	Millbury, Inc.	Auburn, Inc.	1168, Inc.	Ford, Inc.	Westborough, Inc.	Street, Inc.	Ave., Inc.	Road, Inc.	Wayland, Inc.	Natick, Inc.	Sudbury, Inc.
Sales	$70,278,342	$58,437,779	$178,731,845	$55,287,524	$69,500,947	$71,022,556	$64,145,941	$678,600	$187,808,767	$99,034,738	$144,096,566	$89,295,604

Cost of Sales	59,135,140	49,616,812	149,221,611	43,723,747	55,893,222	60,857,783	49,695,821	475,617	159,298,092	87,691,436	114,947,437	71,834,473

Gross Profit	11,143,202	8,820,967	29,510,234	11,563,777	13,607,725	10,164,773	14,450,120	202,983	28,510,675	11,343,302	29,149,129	17,461,131

Operating Expenses	10,932,135	9,730,340	29,221,693	10,324,974	13,013,807	10,134,805	12,254,298	307,918	27,646,845	11,224,953	28,465,965	16,541,864

Income (Loss) from Operations	211,067	(909,373)	288,541	1,238,803	593,918	29,968	2,195,822	(104,935)	863,830	118,349	683,164	919,267

Other Income (Expense)
Investment income	--	--	--	--	--	--	--	--	--	--	--	--
Gain on sale of franchise	--	--	--	--	--	--	--	--	--	--	--	--
Settlement expense	--	--	--	--	--	--	--	--	--	--	--	--
Other income (expense), net	135,254	184,856	383,631	199,094	245,308	382,809	104,742	19,292	326,692	68,065	726,402	--

Total Other Income (Expense)	135,254	184,856	383,631	199,094	245,308	382,809	104,742	19,292	326,692	68,065	726,402	--

Net Income (Loss) Continuing Operations	346,321	(724,517)	672,172	1,437,897	839,226	412,777	2,300,564	(85,643)	1,190,522	186,414	1,409,566	919,267

Loss from Discontinued Operations	--	--	--	--	--	--	--	--	--	--	--	--

Net Income (Loss)	346,321	(724,517)	672,172	1,437,897	839,226	412,777	2,300,564	(85,643)	1,190,522	186,414	1,409,566	919,267

Other Comprehensive Income Loss
Unrealized holding loss	--	--	--	--	--	--	--	--	--	--	--	--

Comprehensive Income (Loss)	$346,321	$(724,517)	$672,172	$1,437,897	$839,226	$412,777	$2,300,564	$(85,643)	$1,190,522	$186,414	$1,409,566	$919,267

See independent auditors’ report.

THE HERB CHAMBERS COMPANIES

SCHEDULE II – COMBINING STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Herb Chambers	Herb Chambers	Herb	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Total		Jennings Road
	75 Otis	of	Chambers	of	Boston	395	of	62 Cambridge	Retail	HGC	Management
	Street, Inc.,	Burlington, Inc.	1188, Inc.	Millbury II, Inc.	Turnpike, Inc.	Broadway, Inc.	Brookline, Inc.	Street, Inc.	Dealerships	Holdings, LLC	Corp.	Eliminations	Total
Sales	$38,251,532	$41,266,041	$128,374,254	$9,778,686	$73,290,168	$50,156,507	$83,470,914	$87,696,097	$3,196,456,820	$--	$100,625,400	$(100,625,400)	$3,196,456,820

Cost of Sales	32,273,796	34,347,599	109,740,639	8,495,017	62,728,325	42,497,364	67,197,065	74,068,110	2,646,281,546	--	--	--	2,646,281,546

Gross Profit	5,977,736	6,918,442	18,633,615	1,283,669	10,561,843	7,659,143	16,273,849	13,627,987	550,175,274	--	100,625,400	(100,625,400)	550,175,274

Operating Expenses	7,049,169	6,873,693	19,510,197	1,565,062	10,992,707	7,682,650	15,133,907	13,510,874	535,264,480	1,926,026	73,644,554	(102,545,400)	508,289,660

Income (Loss) from Operations	(1,071,433)	44,749	(876,582)	(281,393)	(430,864)	(23,507)	1,139,942	117,113	14,910,794	(1,926,026)	26,980,846	1,920,000	41,885,614

Other Income (Expense)
Investment income	--	--	--	--	--	--	--	--	--	4,923,317	--	--	4,923,317
Gain on sale of franchise	--	--	--	--	--	--	--	--	13,204,798	--	--	--	13,204,798
Settlement expense	--	--	--	--	--	--	--	--	--	--	(11,841,143)	--	(11,841,143)
Other income (expense), net	51,369	114,482	996,394	42,277	697,639	114,353	--	--	11,228,256	--	1,649,761	(1,920,000)	10,958,016

Total Other Income (Expense)	51,369	114,482	996,394	42,277	697,639	114,353	--	--	24,433,054	4,923,317	(10,191,382)	(1,920,000)	17,244,988

Net Income (Loss) Continuing Operations	(1,020,064)	159,231	119,812	(239,116)	266,775	90,846	1,139,942	117,113	39,343,848	2,997,291	16,789,464	--	59,130,602

Loss from Discontinued Operations	--	--	--	--	--	--	--	--	--	--	--	--	--

Net Income (Loss)	(1,020,064)	159,231	119,812	(239,116)	266,775	90,846	1,139,942	117,113	39,343,848	2,997,291	16,789,464	--	59,130,602

Other Comprehensive Income Loss
Unrealized holding loss	--	--	--	--	--	--	--	--	--	23,415	--	--	23,415

Comprehensive Income (Loss)	$(1,020,064)	$159,231	$119,812	$(239,116)	$266,775	$90,846	$1,139,942	$117,113	$39,343,848	$3,020,706	$16,789,464	$--	$59,154,017

See independent auditors’ report.

THE HERB CHAMBERS COMPANIES

SCHEDULE III – COMBINING BALANCE SHEETS

DECEMBER 31, 2023

	Herb	Herb	Herb		Herb	Herb Chambers	Herb	Herb	Herb	Herb	Herb	Herb Chambers
	Chambers	Chambers	Chambers	Silver	Chambers	Cambridge	Chambers	Chambers	Chambers	Chambers	Chambers	of
	Route 1, Inc.	I-93, Inc.	Comm Ave. Inc.	Star, Inc.	1172, Inc.	Street, Inc.	Cadillac, Inc.	1186, Inc.	128, Inc.	44, Inc.	Route 9, Inc.	Norwood, Inc.
Assets

Current Assets
Cash	$3,001,746	$704,406	$3,616,214	$6,757,333	$3,538,903	$1,972,063	$768,630	$3,072,256	$3,421,766	$1,301,303	$1,271,035	$978,841
Debentures	6,000,000	2,000,000	1,000,000	1,000,000	--	500,000	2,000,000	2,000,000	--	2,000,000	1,000,000	2,500,000
Investments	--	--	--	--	--	--	--	--	--	--	--	--
Accounts receivable, net	9,550,718	5,567,110	2,353,530	5,831,123	7,316,857	5,643,922	2,031,454	2,359,016	1,083,624	1,758,686	914,459	2,661,037
Inventories	23,844,301	27,568,595	9,292,334	25,760,029	27,488,009	14,312,122	12,681,815	7,446,921	7,214,965	8,653,664	6,505,034	17,931,973
Due from related parties	--	--	--	--	--	--	--	--	--	--	--	--
Prepaid taxes and expenses	7,514	711	3,700	--	32,834	--	9,762	21,000	31,017	7,143	29,423	7,035

Total Current Assets	42,404,279	35,840,822	16,265,778	39,348,485	38,376,603	22,428,107	17,491,661	14,899,193	11,751,372	13,720,796	9,719,951	24,078,886

Net Property and Equipment	556,953	2,189,039	110,856	751,910	1,469,179	1,194,905	4,050,772	134,599	364,448	317,354	473,854	367,116

Other Assets
Right of use assets, net	38,092,949	16,255,595	4,621,375	9,491,041	15,398,793	11,814,293	4,081,292	5,451,657	5,061,756	3,785,956	6,656,678	8,955,881
Due from owner	25,718,974	2,100,953	10,102,552	7,061,004	8,000,429	--	576,929	5,273,670	10,364,797	6,417,200	4,710,055	--
Goodwill	--	--	--	--	--	3,701,178	--	--	--	--	2,942,312	500,000
Investment in partnerships	--	--	--	--	--	--	--	--	--	--	--	--
Other assets	--	--	--	--	--	--	--	--	--	--	--	--

Total Other Assets	63,811,923	18,356,548	14,723,927	16,552,045	23,399,222	15,515,471	4,658,221	10,725,327	15,426,553	10,203,156	14,309,045	9,455,881

Total Assets	$106,773,155	$56,386,409	$31,100,561	$56,652,440	$63,245,004	$39,138,483	$26,200,654	$25,759,119	$27,542,373	$24,241,306	$24,502,850	$33,901,883

Liabilities and Equity

Current Liabilities
Floorplan notes payable	$20,745,163	$26,393,510	$9,903,593	$27,570,456	$30,608,504	$13,158,315	$12,381,231	$8,418,745	$7,949,267	$6,710,715	$5,684,664	$18,635,944
Current portion of operating lease liabilities	3,140,397	1,597,777	380,988	1,911,383	3,691,692	1,267,309	821,924	996,975	1,054,689	816,328	1,340,576	1,250,366
Current portion of fiancing lease liablity	--	--	--	--	--	--	404,611	--	--	--	--	--
Accounts payable and other accrued expenses	785,277	3,366,972	2,497,272	3,226,691	4,972,545	2,665,850	727,407	2,071,516	566,151	1,845,647	887,475	1,632,614
Income taxes payable	12,551	--	9,619	176,680	20,871	51,376	--	18,307	3,454	--	--	63,306
Debentures payable	--	--	--	--	--	--	--	--	--	--	--	--

Total Current Liabilities	24,683,388	31,358,259	12,791,472	32,885,210	39,293,612	17,142,850	14,335,173	11,505,543	9,573,561	9,372,690	7,912,715	21,582,230

Long-Term Liabilities
Insurance loss fund	--	--	--	--	--	--	--	--	--	--	--	--
Operating lease liabilities, net of current portion	34,952,552	14,385,425	4,240,387	7,579,658	11,561,393	10,546,984	3,259,368	4,455,918	4,007,067	2,969,628	5,316,102	7,705,515
Financing lease liability, net of current portion	--	--	--	--	--	--	1,928,495	--	--	--	--	--
Due to owner	21,603,571	--	--	--	--	1,660,814	--	--	--	--	--	3,003,714

Total Long-Term Liabilities	56,556,123	14,385,425	4,240,387	7,579,658	11,561,393	12,207,798	5,187,863	4,455,918	4,007,067	2,969,628	5,316,102	10,709,229

Total Liabilities	81,239,511	45,743,684	17,031,859	40,464,868	50,855,005	29,350,648	19,523,036	15,961,461	13,580,628	12,342,318	13,228,817	32,291,459

Equity
Common stock	300,000	5,000	1,000	100,000	100,000	10,000	100	10,000	10,000	100,000	10,000	50,000
Additional paid-in capital	2,745,000	895,000	299,000	400,000	--	370,000	3,568,444	2,315,914	500,000	1,000,000	490,000	--
Retained earnings (deficit)	22,488,644	9,742,725	13,768,702	15,687,572	12,289,999	9,407,835	3,109,074	7,471,744	13,451,745	10,798,988	10,774,033	1,560,424
Member's deficit	--	--	--	--	--	--	--	--	--	--	--	--
Accumulated comprehensive income (loss)	--	--	--	--	--	--	--	--	--	--	--	--

Total Equity (Deficit)	25,533,644	10,642,725	14,068,702	16,187,572	12,389,999	9,787,835	6,677,618	9,797,658	13,961,745	11,898,988	11,274,033	1,610,424

Total Liabilities and Equity	$106,773,155	$56,386,409	$31,100,561	$56,652,440	$63,245,004	$39,138,483	$26,200,654	$25,759,119	$27,542,373	$24,241,306	$24,502,850	$33,901,883

See independent auditors’ report.

THE HERB CHAMBERS COMPANIES

SCHEDULE III – COMBINING BALANCE SHEETS (CONTINUED)

DECEMBER 31, 2023

	Herb	Herb	Herb	Herb		Herb	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers
	Chambers	Chambers of	Chambers of	Chambers	Dinger	Chambers of	Andover	22 Brighton	Boston Post	of	of	of
	I-95, Inc.	Millbury, Inc.	Auburn, Inc.	1168, Inc.	Ford, Inc.	Westborough, Inc.	Street, Inc.	Ave., Inc.	Road, Inc.	Wayland, Inc.	Natick, Inc.	Sudbury, Inc.
Assets

Current Assets
Cash	$602,143	$1,098,421	$1,324,503	$1,254,546	$1,790,081	$1,513,778	$935,564	$11,969	$2,180,579	$2,125,232	$2,509,080	$919,598
Debentures	1,500,000	2,500,000	2,000,000	750,000	1,500,000	2,500,000	2,000,000	--	1,000,000	1,000,000	2,500,000	2,500,000
Investments	--	--	--	--	--	--	--	--	--	--	--	--
Accounts receivable, net	1,080,244	1,303,602	2,079,235	955,869	608,361	1,404,666	2,318,322	(157)	7,265,079	2,440,055	2,853,451	1,817,158
Inventories	21,326,858	14,502,039	13,349,690	2,660,767	9,317,571	11,679,696	7,274,418	219,698	20,200,279	15,989,428	19,922,394	10,596,134
Due from related parties	--	--	--	--	--	--	--	--	--	--	--	--
Prepaid taxes and expenses	67,923	474,744	94,043	74,048	--	129,937	--	2,250	40,235	1,284	--	2,167

Total Current Assets	24,577,168	19,878,806	18,847,471	5,695,230	13,216,013	17,228,077	12,528,304	233,760	30,686,172	21,555,999	27,784,925	15,835,057

Net Property and Equipment	194,268	194,340	1,587,269	106,128	647,816	75,143	569,058	1,649	944,739	543,826	367,708	519,419

Other Assets
Right of use assets, net	4,613,634	2,067,929	10,241,956	4,875,628	7,236,979	4,584,859	7,132,154	--	15,053,966	3,420,230	9,183,644	7,155,283
Due from owner	4,976,927	--	--	10,079,478	7,641,578	--	13,131,002	--	--	656,580	980,043	--
Goodwill	1,507,500	--	--	822,222	--	2,557,482	3,001,001	--	4,520,594	--	4,131,033	3,490,733
Investment in partnerships	--	--	--	--	--	--	--	--	--	--	--	--
Other assets	--	--	--	--	--	--	--	--	--	--	--	--

Total Other Assets	11,098,061	2,067,929	10,241,956	15,777,328	14,878,557	7,142,341	23,264,157	--	19,574,560	4,076,810	14,294,720	10,646,016

Total Assets	$35,869,497	$22,141,075	$30,676,696	$21,578,686	$28,742,386	$24,445,561	$36,361,519	$235,409	$51,205,471	$26,176,635	$42,447,353	$27,000,492

Liabilities and Equity

Current Liabilities
Floorplan notes payable	$23,994,467	$18,031,524	$11,461,893	$2,082,991	$9,406,509	$13,142,013	$7,886,929	$197,108	$18,310,937	$14,823,579	$16,372,223	$7,798,150
Current portion of operating lease liabilities	929,131	413,750	2,062,535	651,614	1,457,441	923,336	755,124	--	1,540,717	911,140	2,356,502	1,615,358
Current portion of fiancing lease liablity	--	--	--	--	--	--	--	--	--	--	--	--
Accounts payable and other accrued expenses	676,700	881,185	2,207,694	1,019,751	774,620	1,027,021	1,336,449	22,742	2,903,062	6,241,402	3,835,060	1,821,009
Income taxes payable	--	3,725	--	24,614	72,216	--	8,873	--	20,392	9,429	26,171	24,492
Debentures payable	--	--	--	--	--	--	--	--	--	--	--	--

Total Current Liabilities	25,600,298	19,330,184	15,732,122	3,778,970	11,710,786	15,092,370	9,987,375	219,850	22,775,108	21,985,550	22,589,956	11,259,009

Long-Term Liabilities
Insurance loss fund	--	--	--	--	--	--	--	--	--	--	--	--
Operating lease liabilities, net of current portion	3,684,503	1,654,179	8,179,421	4,224,014	5,779,538	3,661,523	6,377,030	--	13,513,249	2,509,090	6,827,142	5,539,925
Financing lease liability, net of current portion	--	--	--	--	--	--	--	--	--	--	--	--
Due to owner	--	176,558	875,248	--	--	1,844,651	--	67,850	4,467,566	--	--	4,486,245

Total Long-Term Liabilities	3,684,503	1,830,737	9,054,669	4,224,014	5,779,538	5,506,174	6,377,030	67,850	17,980,815	2,509,090	6,827,142	10,026,170

Total Liabilities	29,284,801	21,160,921	24,786,791	8,002,984	17,490,324	20,598,544	16,364,405	287,700	40,755,923	24,494,640	29,417,098	21,285,179

Equity
Common stock	250,000	500,000	326,000	500,000	284,000	1,000	10,000	1,000	10,000	10,000	10,000	10,000
Additional paid-in capital	155,821	50,000	813,654	1,748,000	75,270	4,921,000	2,590,000	25,000	490,000	490,000	690,000	490,000
Retained earnings (deficit)	6,178,875	430,154	4,750,251	11,327,702	10,892,792	(1,074,983)	17,397,114	(78,291)	9,949,548	1,181,995	12,330,255	5,215,313
Member's deficit	--	--	--	--	--	--	--	--	--	--	--	--
Accumulated comprehensive income (loss)	--	--	--	--	--	--	--	--	--	--	--	--

Total Equity (Deficit)	6,584,696	980,154	5,889,905	13,575,702	11,252,062	3,847,017	19,997,114	(52,291)	10,449,548	1,681,995	13,030,255	5,715,313

Total Liabilities and Equity	$35,869,497	$22,141,075	$30,676,696	$21,578,686	$28,742,386	$24,445,561	$36,361,519	$235,409	$51,205,471	$26,176,635	$42,447,353	$27,000,492

See independent auditors’ report.

THE HERB CHAMBERS COMPANIES

SCHEDULE III – COMBINING BALANCE SHEETS (CONTINUED)

DECEMBER 31, 2023

	Herb Chambers	Herb Chambers	Herb	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Total		Jennings Road
	75 Otis	of	Chambers	of	Boston	395	of	62 Cambridge	Retail	HGC	Management
	Street, Inc.,	Burlington, Inc.	1188, Inc.	Millbury II, Inc.	Turnpike, Inc.	Broadway, Inc.	Brookline, Inc.	Street, Inc.	Dealerships	Holdings, LLC	Corp.	Eliminations	Total
Assets

Current Assets
Cash	$311,577	$373,473	$660,841	$213,402	$1,202,130	$996,022	$786,301	$2,254,093	$53,467,829	$17,426	$31,488,415	$--	$84,973,670
Debentures	1,500,000	1,500,000	1,500,000	750,000	1,250,000	1,000,000	750,000	--	48,000,000	--	--	(48,000,000)	--
Investments	--	--	--	--	--	--	--	--	--	69,609,428	--	--	69,609,428
Accounts receivable, net	447,714	659,192	2,964,071	141,633	579,398	1,723,054	2,715,078	1,307,556	81,735,117	--	--	--	81,735,117
Inventories	8,350,512	2,540,159	17,321,224	5,875,250	14,226,828	5,978,483	15,806,775	7,599,296	413,437,261	--	--	--	413,437,261
Due from related parties	--	--	--	--	--	--	--	--	--	--	--	--	--
Prepaid taxes and expenses	42,782	130,915	6,430	28,940	1,401	19,527	32,855	--	1,299,620	--	177,553	--	1,477,173

Total Current Assets	10,652,585	5,203,739	22,452,566	7,009,225	17,259,757	9,717,086	20,091,009	11,160,945	597,939,827	69,626,854	31,665,968	(48,000,000)	651,232,649

Net Property and Equipment	210,770	152,993	969,205	41,014	90,476	381,453	552,986	604,636	20,735,881	--	865,930	--	21,601,811

Other Assets
Right of use assets, net	4,359,452	1,203,765	23,740,862	1,177,981	6,680,468	3,568,132	12,576,725	7,353,913	265,894,826	--	248,602	--	266,143,428
Due from owner	--	--	--	--	--	--	--	--	117,792,171	--	--	(53,531,269)	64,260,902
Goodwill	--	--	--	--	785,700	--	6,595,000	--	34,554,755	--	--	--	34,554,755
Investment in partnerships	--	--	--	--	--	--	--	--	--	--	1,086,223	--	1,086,223
Other assets	--	--	--	--	--	--	--	--	--	--	261,453	--	261,453

Total Other Assets	4,359,452	1,203,765	23,740,862	1,177,981	7,466,168	3,568,132	19,171,725	7,353,913	418,241,752	--	1,596,278	(53,531,269)	366,306,761

Total Assets	$15,222,807	$6,560,497	$47,162,633	$8,228,220	$24,816,401	$13,666,671	$39,815,720	$19,119,494	$1,036,917,460	$69,626,854	$34,128,176	$(101,531,269)	$1,039,141,221

Liabilities and Equity

Current Liabilities
Floorplan notes payable	$8,107,796	$2,534,019	$16,716,348	$6,360,648	$13,310,767	$6,323,293	$13,948,951	$4,831,749	$403,802,001	$--	$--	$--	$403,802,001
Current portion of operating lease liabilities	877,942	242,424	2,740,809	127,043	760,618	718,579	1,235,199	793,103	39,382,769	--	51,636	--	39,434,405
Current portion of fiancing lease liablity	--	--	--	--	--	--	--	--	404,611	--	--	--	404,611
Accounts payable and other accrued expenses	772,615	219,392	2,516,015	280,554	413,723	600,707	1,512,068	2,024,968	56,332,153	(1)	1,282,196	--	57,614,349
Income taxes payable	--	--	--	--	3,894	--	--	66,045	616,015	--	646,561	--	1,262,576
Debentures payable	--	--	--	--	--	--	--	--	--	48,000,000	--	(48,000,000)	--

Total Current Liabilities	9,758,353	2,995,835	21,973,172	6,768,245	14,489,002	7,642,579	16,696,218	7,715,865	500,537,549	47,999,999	1,980,393	(48,000,000)	502,517,942

Long-Term Liabilities

Insurance loss fund	--	--	--	--	--	--	--	--	--	--	3,665,575	--	3,665,575
Operating lease liabilities, net of current portion	3,481,510	961,341	21,000,053	1,050,938	5,919,850	2,849,553	11,945,136	6,560,810	226,698,802	--	196,966	--	226,895,768
Financing lease liability, net of current portion	--	--	--	--	--	--	--	--	1,928,495	--	--	--	1,928,495
Due to owner	1,537,800	1,188,009	3,138,575	477,442	2,105,378	2,470,026	540,053	3,887,769	53,531,269	--	--	(53,531,269)	--

Total Long-Term Liabilities	5,019,310	2,149,350	24,138,628	1,528,380	8,025,228	5,319,579	12,485,189	10,448,579	282,158,566	--	3,862,541	(53,531,269)	232,489,838

Total Liabilities	14,777,663	5,145,185	46,111,800	8,296,625	22,514,230	12,962,158	29,181,407	18,164,444	782,696,115	47,999,999	5,842,934	(101,531,269)	735,007,780

Equity
Common stock	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000	2,688,100	--	1,000	--	2,689,100
Additional paid-in capital	490,000	40,000	490,000	90,000	490,000	--	4,040,000	120,000	30,882,103	--	543,956	--	31,426,059
Retained earnings (deficit)	(54,856)	1,365,312	550,833	(168,405)	1,802,171	694,513	6,584,313	825,050	220,651,141	--	27,740,286	--	248,391,427
Member's deficit	--	--	--	--	--	--	--	--	--	21,318,729	--	--	21,318,729
Accumulated comprehensive income (loss)	--	--	--	--	--	--	--	--	--	308,126	--	--	308,126

Total Equity (Deficit)	445,144	1,415,312	1,050,833	(68,405)	2,302,171	704,513	10,634,313	955,050	254,221,344	21,626,855	28,285,242	--	304,133,441

Total Liabilities and Equity	$15,222,807	$6,560,497	$47,162,633	$8,228,220	$24,816,401	$13,666,671	$39,815,720	$19,119,494	$1,036,917,460	$69,626,854	$34,128,176	$(101,531,269)	$1,039,141,221

See independent auditors’ report.

THE HERB CHAMBERS COMPANIES

SCHEDULE IV – COMBINING STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Herb	Herb	Herb		Herb	Herb Chambers	Herb	Herb	Herb	Herb	Herb	Herb Chambers
	Chambers	Chambers	Chambers	Silver	Chambers	Cambridge	Chambers	Chambers	Chambers	Chambers	Chambers	of
	Route 1, Inc.	I-93, Inc.	Comm Ave. Inc.	Star, Inc.	1172, Inc.	Street, Inc.	Cadillac, Inc.	1186, Inc.	128, Inc.	44, Inc.	Route 9, Inc.	Norwood, Inc.
Sales	$273,483,250	$178,147,197	$77,775,905	$191,631,092	$236,240,132	$125,530,181	$63,481,609	$81,340,054	$80,388,790	$93,857,453	$75,252,387	$79,209,451

Cost of Sales	224,163,957	144,896,809	66,316,198	161,273,760	190,942,636	100,817,945	51,897,981	63,717,175	61,097,366	72,350,978	58,255,943	64,971,739

Gross Profit	49,319,293	33,250,388	11,459,707	30,357,332	45,297,496	24,712,236	11,583,628	17,622,879	19,291,424	21,506,475	16,996,444	14,237,712

Operating Expenses	47,278,720	33,680,938	10,410,559	31,352,199	44,097,174	23,741,613	10,937,907	16,682,152	18,040,062	20,531,310	16,027,814	14,211,931

Income (Loss) from Operations	2,040,573	(430,550)	1,049,148	(994,867)	1,200,322	970,623	645,721	940,727	1,251,362	975,165	968,630	25,781

Other Income (Expense)
Investment income	--	--	--	--	--	--	--	--	--	--	--	--
Gain on sale of franchise	--	--	--	--	--	--	--	--	--	--	--	--
Settlement expense	--	--	--	--	--	--	--	--	--	--	--	--
Other income (expense), net	354,875	1,428,916	292,655	2,523,766	--	--	--	--	140,893	168,795	182,588	135,428

Total Other Income (Expense)	354,875	1,428,916	292,655	2,523,766	--	--	--	--	140,893	168,795	182,588	135,428

Net Income (Loss)	2,395,448	998,366	1,341,803	1,528,899	1,200,322	970,623	645,721	940,727	1,392,255	1,143,960	1,151,218	161,209

Other Comprehensive Income Loss
Unrealized holding loss	--	--	--	--	--	--	--	--	--	--	--	--

Comprehensive Income (Loss)	$2,395,448	$998,366	$1,341,803	$1,528,899	$1,200,322	$970,623	$645,721	$940,727	$1,392,255	$1,143,960	$1,151,218	$161,209

See independent auditors’ report.

THE HERB CHAMBERS COMPANIES

SCHEDULE IV – COMBINING STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Herb	Herb	Herb	Herb		Herb	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers
	Chambers	Chambers of	Chambers of	Chambers	Dinger	Chambers of	Andover	22 Brighton	Boston Post	of	of	of
	I-95, Inc.	Millbury, Inc.	Auburn, Inc.	1168, Inc.	Ford, Inc.	Westborough, Inc.	Street, Inc.	Ave., Inc.	Road, Inc.	Wayland, Inc.	Natick, Inc.	Sudbury, Inc.
Sales	$70,538,358	$61,412,172	$181,962,486	$53,748,711	$72,427,366	$60,706,933	$59,797,048	$849,992	$205,547,381	$81,209,104	$122,986,225	$84,279,262

Cost of Sales	59,161,658	52,347,971	147,640,789	41,715,175	56,747,029	50,312,985	45,228,754	608,551	170,157,806	70,302,569	95,471,664	65,048,625

Gross Profit	11,376,700	9,064,201	34,321,697	12,033,536	15,680,337	10,393,948	14,568,294	241,441	35,389,575	10,906,535	27,514,561	19,230,637

Operating Expenses	10,860,426	9,123,561	34,515,622	10,911,883	14,906,105	10,271,181	12,657,970	303,391	34,790,042	10,576,675	27,102,211	18,664,658

Income (Loss) from Operations	516,274	(59,360)	(193,925)	1,121,653	774,232	122,767	1,910,324	(61,950)	599,533	329,860	412,350	565,979

Other Income (Expense)
Investment income	--	--	--	--	--	--	--	--	--	--	--	--
Gain on sale of franchise	--	--	--	--	--	--	--	--	--	--	--	--
Settlement expense	--	--	--	--	--	--	--	--	--	--	--	--
Other income (expense), net	114,594	169,440	773,753	184,004	233,424	246,442	121,184	47,058	399,834	(150,000)	841,336	--

Total Other Income (Expense)	114,594	169,440	773,753	184,004	233,424	246,442	121,184	47,058	399,834	(150,000)	841,336	--

Net Income (Loss)	630,868	110,080	579,828	1,305,657	1,007,656	369,209	2,031,508	(14,892)	999,367	179,860	1,253,686	565,979

Other Comprehensive Income Loss
Unrealized holding loss	--	--	--	--	--	--	--	--	--	--	--	--

Comprehensive Income (Loss)	$630,868	$110,080	$579,828	$1,305,657	$1,007,656	$369,209	$2,031,508	$(14,892)	$999,367	$179,860	$1,253,686	$565,979

See independent auditors’ report.

THE HERB CHAMBERS COMPANIES

SCHEDULE IV – COMBINING STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Herb Chambers	Herb Chambers	Herb	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Herb Chambers	Total		Jennings Road
	75 Otis	of	Chambers	of	Boston	395	of	62 Cambridge	Retail	HGC	Management
	Street, Inc.,	Burlington, Inc.	1188, Inc.	Millbury II, Inc.	Turnpike, Inc.	Broadway, Inc.	Brookline, Inc.	Street, Inc.	Dealerships	Holdings, LLC	Corp.	Eliminations	Total
Sales	$41,851,542	$35,328,195	$91,657,311	$10,419,734	$71,956,447	$45,551,928	$93,209,337	$85,105,958	$3,086,882,991	$--	$154,691,000	$(154,691,000)	$3,086,882,991

Cost of Sales	34,674,219	27,966,490	73,874,277	9,099,557	59,801,923	37,318,558	75,711,143	71,431,587	2,505,323,817	--	--	--	2,505,323,817

Gross Profit	7,177,323	7,361,705	17,783,034	1,320,177	12,154,524	8,233,370	17,498,194	13,674,371	581,559,174	--	154,691,000	(154,691,000)	581,559,174

Operating Expenses	7,576,163	7,306,292	17,504,203	1,479,489	12,199,940	8,235,954	16,465,400	13,574,223	566,017,768	2,062,421	126,203,094	(156,751,000)	537,532,283

Income (Loss) from Operations	(398,840)	55,413	278,831	(159,312)	(45,416)	(2,584)	1,032,794	100,148	15,541,406	(2,062,421)	28,487,906	2,060,000	44,026,891

Other Income (Expense)
Investment income	--	--	--	--	--	--	--	--	--	5,029,779	--	--	5,029,779
Gain on sale of franchise	--	--	--	--	--	--	--	--	--	--	--	--	--
Settlement expense	--	--	--	--	--	--	--	--	--	--	--	--	--
Other income (expense), net	75,556	93,353	(183,950)	47,061	276,275	104,039	--	--	8,621,319	--	11,546,244	(2,060,000)	18,107,562

Total Other Income (Expense)	75,556	93,353	(183,950)	47,061	276,275	104,039	--	--	8,621,319	5,029,779	11,546,244	(2,060,000)	23,137,341

Net Income (Loss)	(323,284)	148,766	94,881	(112,251)	230,859	101,455	1,032,794	100,148	24,162,725	2,967,358	40,034,150	--	67,164,232

Other Comprehensive Income Loss
Unrealized holding loss	--	--	--	--	--	--	--	--	--	540,140	--	--	540,140

Comprehensive Income (Loss)	$(323,284)	$148,766	$94,881	$(112,251)	$230,859	$101,455	$1,032,794	$100,148	$24,162,725	$3,507,498	$40,034,150	$--	$67,704,372

See independent auditors’ report.